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                                                                   EXHIBIT 10.43

Prepared by and return to:
Darrell D. Garvey, Esquire
Lowndes, Drosdick, Doster,
Kantor & Reed, P.A.
Post Office Box 2809
Orlando, Florida 32802-2809




                                Borrower Name: Ramco-Gershenson Properties, L.P. Project Name: Sunshine Plaza Shopping Center


                         MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the "Mortgage") is made, executed and delivered as of the ____ day of April, 2002 BY RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership whose address is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (hereinafter referred to as "Borrower"), to and in favor of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns hereof (hereinafter referred to as "Lender"), having its principal office at One Nationwide Plaza, Columbus, Ohio 43215-2220, Attention: Real Estate Investment Department, 34T, or at such other place either within or without the State of Ohio, as Lender may from time to time designate;

                                   WITNESSETH:

         WHEREAS, Borrower is justly indebted to Lender in the original principal sum of THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00) with interest thereon, which Loan is evidenced and represented by that certain Note of even date herewith from Borrower to Lender in the amount of the Loan (hereinafter referred to as the "Note"), both principal and interest being payable as therein provided, with the first payment on the Note becoming due and payable on the date of disbursement, and all amounts remaining unpaid thereon being finally due and payable on May 1, 2012, and the term "Note" shall include all other notes given in substitution, modification, increase, renewal or extension of the original Note described herein, in whole or in part; and

         WHEREAS, Lender, as a condition precedent to the extension of credit and the making of the loan evidenced by the Note, has required that Borrower provide Lender with security for the repayment of the Loan evidenced by the Note as well as for the performance, observance and discharge by Borrower of various terms, covenants, conditions and agreements made by Borrower to, with, in favor of and for the benefit of Lender with respect to the Loan and such security.

         NOW THEREFORE, in consideration of and in order to secure the repayment of the Loan evidenced and represented by the Note, together with interest on such Loan, as well as the payment of all other sums of money secured hereby, as hereinafter provided; to secure the observance, performance and discharge by Borrower of all terms, covenants, conditions and

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agreements set forth in the Note, this Mortgage and in all other documents and instruments executed and delivered by Borrower to and in favor of Lender for the purpose of further securing the repayment of the Loan evidenced and represented by the Note; in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge; and in consideration of the sum of ONE AND NO/100 DOLLAR ($1.00) paid by Lender to Borrower, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Borrower, Borrower does hereby grant, bargain, sell, convey, assign, transfer, pledge, deliver, hypothecate, warrant and confirm unto Lender forever, all of Borrower's right, title and interest in and to the following described properties, including all rights, interests, replacements, substitutions and additions thereto, therein or therefor, to wit:

                           (i) All that certain piece, parcel or tract of land
                  or real property of which Borrower is now seized and in actual or constructive possession, situate in City of Tamarac, County of Broward, State of Florida, and being more particularly described on Exhibit A attached hereto and by this reference made a part hereof (hereinafter referred to as the "Real Property"); and

                           (ii) All buildings, structures and other improvements
                  of any kind, nature or description now or hereafter erected, constructed, placed or located upon the Real Property (hereinafter sometimes together referred to as the "Improvements"), including, without limitation, any and all additions to, substitutions for or replacements of such Improvements; and

                           (iii) All mineral, royalties, gas rights, water,
                  water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Real Property; and

                           (iv) All and singular, the tenements, hereditaments,
                  strips and gores, rights-of-way, easements, privileges, profits and other appurtenances now or hereafter belonging or in any way appertaining to the Real Property, including, without limitation, all right, title and interest of the Borrower in any after-acquired right, title, interest, remainder or reversion, in and to the beds of any ways, streets, avenues, roads, alleys, passages and public places, open or proposed, in front of, running through, adjoining or adjacent to said Real Property (hereinafter sometimes together referred to as the "Appurtenances"); and

                           (v) Any and all leases, licenses, contracts, rents,
                  license fees, royalties, issues, revenues, profits, proceeds, deposits, income and other benefits, including accounts receivable, termination fees, of, accruing to or derived from the Real Property, Improvements and Appurtenances, and any business or enterprise presently situated or hereafter operated thereon and therewith and all of Borrower's right, title and interest under any and all lease guaranties, letters of credit, and any other credit support furnished to Borrower in connection with any of the foregoing (hereinafter sometimes together referred to as the "Rents"); and


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                           (vi) Any and all awards, payments or settlements,
                  including interest thereon, and the right to receive the same, as a result of: (a) the exercise of the right to eminent domain, (b) the alteration of the grade of any way, street, avenue, road, alley, passage or public place; (c) any other injury, damage or casualty or claim relating to the taking of or decrease in the value of, the Real Property, Improvements or Appurtenances; or (d) proceeds of insurance awards, to the extent of all amounts which may be secured by this Mortgage at the date of any such award or payment including but not limited to the Reasonable Attorneys' Fees (as hereinafter defined), costs and disbursements incurred by Lender in connection with the collection of such award or payment; and

                           (vii) All the right, title and interest of Borrower
                  in and to all fixtures, goods, inventory, chattels, construction supplies and materials, fittings, furniture, furnishings, equipment, machinery, apparatus, appliances, and other items of personal property, whether tangible or intangible, of any kind, nature or description, whether now owned or hereafter acquired by Borrower, including, without limitation, all signs and displays; all heating, air conditioning, water, gas, lighting, incinerating and power equipment; all engines, compressors, pipes, pumps, tanks, motors, conduits, wiring and switchboards; all plumbing, lifting, cleaning, fire prevention, fire extinguishing, sprinkling, refrigerating, ventilating, waste removal and communications equipment and apparatus; all boilers, furnaces, oil burners, vacuum cleaning systems, elevators and escalators; all stoves, ovens, ranges, disposal units, dishwashers, water heaters, exhaust systems, refrigerators, cabinets and partitions; all rugs, attached floor coverings, curtains, rods, draperies and carpets; all building materials, tools, shades, awnings, blinds, screens, storm doors and windows; and all other Goods (including Consumer Goods, Inventory, Equipment and Farm Products), Accounts, Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper) and Instruments; General Intangibles (including Payment Intangibles and Software), Letter-of-Credit Rights, Documents and Deposit Accounts (all as such terms are defined in the Uniform Commercial Code, as now adopted or amended from time to time in the State of every kind, including, without limitation, any and all licenses, permits, franchises, trademarks, tradenames, service marks or logos; any of which is, are or shall hereafter be located upon, attached, affixed to or used or useful, either directly or indirectly, in connection with the complete and comfortable use, occupancy and operation of the Real Property, Improvements and Appurtenances as a shopping center project, or any other business enterprise or operation as may hereafter be conducted upon or within said Real Property, Improvements and Appurtenances, as well as the proceeds thereof or therefrom regardless of form (hereinafter sometimes referred to as the "Fixtures and Personal Property", which term expressly excludes any toxic wastes or substances deemed hazardous under federal, regional, state or local laws, codes ordinances, statues, rules, regulations, decisions or orders and also excludes any personal property not located at the Property but used by Borrower or its agents in connection with the management of the Property together with other properties owned or managed by Borrower).



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                  Borrower hereby expressly grants to Lender a present
                  security interest in and lien and encumbrance upon said Fixtures and Personal Property.

         The Real Property, Improvements, Appurtenances, Rents, Fixtures, Personal Property and all other property of any kind described herein and in which Borrower has granted Lender a security interest is collectively hereinafter referred to as the "Property".

         TO HAVE AND TO HOLD the foregoing Property and the rights hereby granted for the use and benefit of Lender, its successors and assigns in fee simple forever.

         Borrower covenants and warrants with and to Lender that Borrower is indefeasibly seized of the Property and has good right, full power and lawful authority to convey and encumber all of the same as aforesaid; that Borrower hereby fully warrants the title to the Property and will defend the same and the validity and priority of the lien and encumbrance of this Mortgage against the lawful claims of all persons whomsoever; and Borrower further warrants that the Property is free and clear of all liens and encumbrances of any kind, nature or description, save and except only (with respect to said Real Property, Improvements and Appurtenances) for real property taxes for years subsequent to 2002 (which are not yet due and payable) and those exceptions accepted by Lender as set forth in the title insurance commitment or proforma policy issued to Lender precedent to the issuance of a Lender's Policy of Title Insurance insuring the first lien priority of this Mortgage (hereinafter referred to as the "Permitted Exceptions").

         If Borrower shall pay to Lender the Loan evidenced by the Note, and if Borrower shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every one of the terms, covenants, conditions and agreements of the Note, this Mortgage and all other documents and instruments executed as further evidence of or as security for the Loan secured hereby, then this Mortgage and the estates and interests hereby granted and created shall cease, terminate and be null and void, and shall be discharged of record at the expense of Borrower.

         Borrower, for the benefit of Lender does hereby expressly covenant and agree:

         1. Payment of Principal and Interest. To pay the principal of the Loan evidenced by the Note, together with all interest thereon, in accordance with the terms, covenants and conditions of the Note, promptly at the times, at the place and in the manner that said principal and interest shall become due. To promptly and punctually pay all other sums required to be paid by Borrower pursuant to the terms, covenants and conditions of the Note, this Mortgage, the Assignment of Leases, Rents and Profits (hereinafter referred to as the "Assignment") and all other documents and instruments executed as further evidence of, as additional security for or executed in connection with the Loan evidenced by the Note and secured by this Mortgage (which documents are collectively hereinafter referred to as the "Loan Documents").

         2. Performance of Other Obligations. To perform, comply with and abide by each and every one of the terms, covenants, conditions and agreements contained and set forth in the Note, this Mortgage and the other Loan Documents. To comply with all laws, codes, ordinances, statutes, rules, regulations, decisions and orders of any governmental authorities having

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jurisdiction over the parties hereto or the Property which now or hereafter affect the Property or which require or would require any alterations or improvements to be made to the Property. To perform all of its obligations under any term, covenant, condition, restriction or agreement affecting the Property, and to insure that at all times the Property constitutes one or more legal lots capable of being conveyed without violation of any subdivision or platting laws, codes, ordinances, statutes, rules or regulations, or other laws relating to the division or separation of real property.

         3. Preservation and Maintenance of Property; Accessibility; Hazardous Waste.

                  (a) To keep all Improvements now existing or hereafter erected on the Real Property in good order and repair and not to do or permit waste (as used herein, the term "waste" shall mean any intentional act or intentional neglect of maintenance of the property which causes the value of the property to be materially diminished, but excepting normal wear and tear) thereon, nor to alter, remove or demolish any of said Improvements or any Fixtures and Personal Property attached or appertaining thereto, without the prior written consent of Lender, nor to initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof except for customary restrictions and prohibitions in tenant's leases, nor to do or permit any other act whereby the Property shall become less valuable, be used for purposes contrary to applicable law or be used in any manner which will materially increase the premium for or result in a termination or cancellation of the insurance policies hereinafter required to be kept and maintained on the Property. In furtherance of, and not by way of limitation upon, the foregoing covenant, Borrower shall effect such repairs as Lender may reasonably require, and from time to time make all needful and proper replacements so that the Improvements, Appurtenances, Fixtures and Personal Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed. In connection with the making of such repairs, Borrower shall use contractors who are properly licensed, who carry workers' compensation insurance and appropriate liability insurance, who generally have a good reputation for completing their work in a neat, prompt and workmanlike manner, and use only new or re-manufactured goods of a quality as good or better than that originally used on the Property. As provided herein, Borrower shall insure that no liens are filed against the Property that relate in any way to the repair work provided for herein.

         Notwithstanding anything contained in this Paragraph 3(a), Borrower shall have the right, without the consent of Lender, to make: (i) any non-structural changes, additions, improvements and/or alterations to the Property and (ii) structural changes, additions, improvements and/or alterations, from time to time, to the Property in the event the cost of such work in the aggregate and in each instance is less than One Hundred Fifty Thousand and N0/100 Dollars ($150,000.00), provided that in either case such changes do not decrease the value of the Property. Borrower shall also have the right to make such alterations as required by tenant leases approved or deemed approved by Lender, provided that such proposed alteration is fully described in the lease or lease amendment approved or deemed approved by Lender.

                  (b) Borrower at all times shall keep the Property and ground water of the Property free of Hazardous Materials (as hereinafter defined) in excess of limits set by any Hazardous Waste Law and any liens arising in connection therewith. Borrower shall not knowingly permit its tenants or any third party requiring the consent of Borrower to enter the Property, to use, generate, manufacture, treat, store, release, threaten release, transport on or over, emit or dispose of Hazardous Materials in, on, over, under or about the Property including the ground water of the Property in violation of any federal, regional, state or local law, code, ordinance, statute, rule, regulation, decision or order currently in existence or hereinafter enacted or rendered (hereinafter collectively referred to as "Hazardous Waste Laws"). Borrower shall give Lender prompt Written Notice (as hereinafter defined) of any claim, of which Borrower is aware, by any person, entity, or governmental agency that a significant release or disposal of Hazardous Materials has occurred in, on, over, under or about the Property, including the ground water of the Property, in excess of those permitted by the Hazardous Waste Laws, whether caused by the Borrower, tenant or any third party. Borrower, through its professional engineers and at Borrower's sole cost, shall promptly and thoroughly investigate any suspected release of Hazardous Materials in, on, over, under or about the Property, including the ground water of the Property. Borrower shall forthwith remove, repair, remediate, clean up, and/or detoxify any Hazardous Materials found in, on, over, under or about the Property or in the ground water of the Property to the extent such actions are required by any applicable Hazardous Waste Laws, and to the extent that Borrower was responsible for the existence of the Hazardous Materials in, on, over, under or about the Property or the ground water of the Property or Borrower is otherwise compelled to remediate under any Hazardous Waste Laws. Hazardous Materials shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials" or "toxic substances" in The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by The Superfund Amendments and Reauthorization Act of 1986, The Hazardous Materials Transportation Act, The Resource Conservation and Recovery Act of 1976, as amended by The Used Oils Recycling Act of 1980, The Solid Waste Disposal Act amendment of 1984, The Toxic Substances Control Act, The Clean Air Act, The Clean Water Act or in any other Hazardous Waste Laws. In addition, Borrower shall not incorporate any underground storage tanks into the Real Property without the prior written consent of Lender, which Lender may grant or deny within its reasonable discretion, and shall insure that all tanks currently on the Real Property comply with current Hazardous Waste Laws and underground storage tank regulations and are properly registered.

         Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses, fines, fees and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Lender for, with respect to, or as a direct or indirect result of, the presence in, on, over, under or about, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Property of any Hazardous Materials (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Hazardous Waste Laws), regardless of the source of origination and whether or not caused by, or within the control of, Borrower.

         Liability under this Paragraph 3(b) and similar provisions in this Mortgage and the other Loan Documents concerning Hazardous Materials shall survive repayment of the Note and

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satisfaction of this Mortgage; provided, however, Borrower shall have no liability under this Paragraph 3(b) regarding Hazardous Materials if either: (i) the Property becomes contaminated subsequent to Lender's acquisition of the Property by foreclosure, acceptance by Lender of a deed in lieu thereof, or subsequent to any transfer of ownership of the Property which was approved or authorized by Lender in writing, pursuant to this Mortgage, provided that such transferee assumes in writing all of the obligations of Borrower with respect to Hazardous Materials pursuant to the Loan Documents, or (ii) at such time Borrower provides Lender with an environmental assessment report acceptable to Lender, in Lender's sole discretion, showing the Property to be free of Hazardous Materials and not in violation of any Hazardous Waste Laws. The burden of proof under this Paragraph 3(b) with regard to establishing the date upon which any Hazardous Materials was released in, on, over, under or about the Property shall be upon Borrower.

         Notwithstanding the above, the Borrower and Responsible Party shall not be liable under this Paragraph 3 if: (i) the Property becomes contaminated after Lender has taken possession of the Property, either through itself, an affiliate, or by appointment of a receiver, regardless of whether or not the Property has been conveyed or transferred to Lender; or (ii) due to the wrongful act or omission of Lender, its affiliates or agents. In addition, the Borrower and Responsible Party shall not be responsible for any additional damages caused by Lender's neglect or wrongful acts resulting in the exacerbation of an existing environmental condition from and after the date Lender takes possession of the Property.

                  (c) Borrower at all times shall maintain the Property in full compliance with all federal, state, county, regional or local laws, codes, ordinances, rules, regulations, decisions and orders currently in existence or hereafter enacted or rendered, governing accessibility for the disabled, including but not limited to: The Architectural Barriers Act of 1968; The Rehabilitation Act of 1973; The Fair Housing Act of 1988; The Americans with Disabilities Act; and The Florida Elimination of Architectural Barriers Act (hereinafter collectively referred to as the "Accessibility Laws").

         Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct or indirect result of, the non-compliance of the Property with the Accessibility Laws whether or not caused by, or within the control of, Borrower.

         Liability under this Paragraph 3(c) and similar provisions in this Mortgage and the other Loan Documents concerning Accessibility Laws shall survive repayment of the Note and satisfaction of this Mortgage; provided, however, Borrower shall not be liable under this Paragraph 3(c) for compliance with any Accessibility Laws if such Accessibility Laws first become effective, or such violations result from alterations or improvements to the Property that are performed subsequent to Lender's acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer which was approved or authorized by Lender pursuant to this Mortgage, provided that such transferee assumes in writing all obligations pertaining to the Accessibility Laws pursuant to this Mortgage and the other Loan Documents.

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         Lender, and/or its agents, shall, subject to the rights of tenants under Leases approved by Lender, have the right and shall be permitted, but shall not be required, at all reasonable times, to enter upon and inspect the Property to insure compliance with the foregoing covenants and any and all other covenants, agreements and conditions set forth in this Mortgage.

         4. Payment of Taxes, Assessments and Other Charges. To pay all taxes, assessments and other charges as already levied or assessed or that may be hereafter levied or assessed upon or against the Property, when the same shall become due and payable according to law, before delinquency, and before any interest or penalty shall attach thereto, and to deliver official receipts evidencing the payment of the same to Lender not later than thirty (30) days following the payment of the same. Borrower shall have the right to contest, in good faith, the proposed assessment of ad valorem taxes or special assessments by governmental authorities having jurisdiction over the Property; provided, however, Borrower shall give Written Notice of its intent to bring an action to Lender and Lender may, in its sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender (and acceptable to the title company insuring this Mortgage) as a result of Borrower's act but only if Borrower has withheld payment of taxes in connection with such contest.

         5. Payment of Liens, Charges and Encumbrances. To immediately pay and discharge from time to time when the same shall become due all lawful claims and demands of mechanics, materialmen, laborers, realtors, brokers and others which, if unpaid, might result in or permit the creation of, a lien, charge or encumbrance upon the Property or any part thereof or on the rents, license fees, issues, income, revenues, profits and proceeds, including termination fees and taking proceeds, arising therefrom and, in general, to do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved at the cost of Borrower, without expense to Lender. Borrower shall have the right to contest, in good faith, and in accordance with applicable laws and procedures, mechanics' and materialmen's liens filed against the Property; provided however, for liens in excess of Ten Thousand and No/100 Dollars ($10,000.00) that Borrower shall give Written Notice to Lender of its intent to bring such action, and Lender may, in Lender's sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender (and acceptable to the title insurance company insuring this Mortgage) as a result of Borrower's act if such lien is not discharged within sixty (60) days after filing.

         6. Payment of Junior Encumbrances. To permit no default or delinquency under any other lien, imposition, charge or encumbrance against the Property, even though junior and inferior to the lien of this Mortgage; provided however, the foregoing shall not be construed to permit any additional lien or encumbrance against the Property, other than the Permitted Exceptions.

         7. Payment of Mortgage Taxes. To pay any and all taxes which may be levied or assessed directly or indirectly upon the Note and/or this Mortgage (except for income taxes payable by Lender) or the Loan secured hereby, without regard to any law which may be hereafter enacted imposing payment of the whole or any part thereof upon Lender, its successors or assigns. Upon violation of this agreement to pay such taxes levied or assessed upon the Note and/or this Mortgage, or upon the rendering by any court of competent jurisdiction of a decision

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that such an agreement by Borrower is legally inoperative, or if any court of competent jurisdiction shall render a decision that the rate of said tax when added to the rate of interest provided for in the Note exceeds the then maximum rate of interest allowed by law, then, and in any such event, the debt hereby secured shall, at the option of Lender, its successors or assigns, become immediately due and payable, anything contained in this Mortgage or in the Note secured hereby notwithstanding, without the imposition of a Prepayment Premium (as defined in the Note). The additional amounts which may become due and payable hereunder shall become a part of the Loan secured by this Mortgage.

         8. Hazard Insurance. To continuously, during the term of this Mortgage, keep the Improvements and the Fixtures and Personal Property now or hereafter existing, erected, installed and located in or upon the Real Property insured, with extended coverage, against loss or damage resulting from fire, windstorm, flood, sinkhole, earthquake and such other hazards, casualties, contingencies and perils including, without limitation, other risks insured against by persons operating like properties in the locality of the Property, or otherwise deemed necessary or advisable by Lender, on such forms and with such deductibles as may be required by Lender, covering the Property in the amount of the full replacement cost thereof, less excavating and foundation costs, and covering all loss or abatement of rental or other income, without a provision for co-insurance, in an amount equal to the scheduled rental income of the Property for at least twelve (12) months, or if applicable, business interruption insurance in an amount sufficient to pay debt service on the Note, operating expenses, taxes and insurance on the Property for a period of twelve (12) months, and covering loss by flood (if the Property lies in a Special Flood Hazard Area as designated on the Department of Housing and Urban Development Maps, or other flood prone designation) in an amount equal to the outstanding principal balance of the Loan secured hereby or such other amount as approved by Lender and earthquake insurance with a deductible amount of no more than ten percent (10%) of the policy amount, if the Property is located within one-half (1/2) mile of an Alquist-Priolo Special Earthquake Study Zone or if, in the judgement of Lender's inspecting architect, the Property lies in an area of anticipated significant seismic activity. All such insurance shall be carried with a company or companies licensed to do business in the state where the property is located, which is acceptable to Lender, which company or companies shall have a rating at the time this Mortgage is executed equivalent to at least A:X as shown in the most recent Best's Key Rating Guide. The original policy or policies and renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to Lender as additional security for the Loan secured hereby. Each such policy of insurance shall contain a non-contributing loss payable clause in favor of and in form acceptable to Lender and shall provide for not less than thirty (30) days prior Written Notice to Lender of any intent to modify, non-renew, cancel or terminate the policy or policies, or the expiration of such policies of insurance. If the insurance required under this Paragraph 8 or any portion thereof is maintained pursuant to a blanket policy, Borrower shall furnish to Lender a certified copy of such policy, together with an original Evidence of Insurance Certificate (ACORD Form 27) for hazard insurance indicating that Lender is an insured under such policy in regard to the Property and showing the amount of coverage apportioned to the Property which coverage shall be in an amount sufficient to satisfy the requirements hereof. Not less than fifteen (15) days prior to the expiration dates of each policy required of Borrower hereunder, Borrower will deliver to Lender a renewal certificate with policy to follow marked "premium paid" or accompanied by other evidence of payment and renewal satisfactory to Lender. In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Loan secured hereby, all right, title and interest of Borrower, in and to any insurance policies then in force including any rights to unearned premiums, and in and to insurance proceeds then payable shall pass to the purchaser or grantee.

         In the event of loss by reason of hazards, casualties, contingencies and perils for which insurance has been required by Lender hereunder, Borrower shall give immediate notice thereof to Lender. Lender is hereby irrevocably appointed as attorney-in-fact coupled with an interest, for Lender to, at its option, make proof of loss and/or to file a claim thereunder. Each insurance company concerned is hereby notified, authorized and directed to make payment for such loss directly to Lender, instead of to Borrower and Lender jointly, and Borrower hereby authorizes Lender to adjust and compromise any losses for which insurance proceeds are payable under any of the aforesaid insurance policies and, after deducting the costs of collection, to apply the proceeds of such insurance, at its option, either: (a) to the restoration or repair of the insured Improvements and the Fixtures and Personal Property, provided that, in the opinion and sole discretion of Lender, such restoration or repair is reasonably practical and, provided further, that, in the opinion and sole discretion of Lender, either: (i) the insurance proceeds so collected are sufficient to cover the cost of such restoration or repair of the damage or destruction with respect to which such proceeds were paid, or (ii) the insurance proceeds so collected are not sufficient alone to cover the cost of such restoration or repair, but are sufficient therefor when taken together with funds provided and made available by Borrower from other sources; in which event Lender shall make such insurance proceeds available to Borrower for the purpose of effecting such restoration or repair; but Lender shall not be obligated to see to the proper application of such insurance proceeds nor shall the amount of funds so released or used be deemed to be payment of or on account of the Loan secured hereby, or (b) to the reduction of the Loan secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan is otherwise adequately secured, in which event such proceeds shall be applied at par against the Loan secured hereby and the monthly payment due on account of such Loan shall be reduced accordingly. None of such actions taken by Lender shall be deemed to be or result in a waiver or impairment of any equity, lien or right of Lender under and by virtue of this Mortgage, nor will the application of such insurance proceeds to the reduction of the Loan serve to cure any default in the payment thereof. In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Loan secured hereby, all right, title and interest of Borrower in and to any insurance policies then in force including any rights to unearned premiums and in and to insurance proceeds then payable shall pass to the purchaser or grantee.

         In the case of Borrower's failure to keep the Property properly insured as required herein, Lender, its successors or assigns may, at its option (but shall not be required to) acquire such insurance as required herein at Borrower's sole expense.

         Notwithstanding anything set forth in this Paragraph 8 to the contrary, in the event of loss or damage to the Property by fire or other casualty for which insurance has been required by

Lender and provided by Borrower, then Lender hereby agrees to allow the proceeds of insurance to be used for the restoration of the Property and to release such insurance proceeds to Borrower as such restoration progresses, provided:

                  (a) Borrower is not in default under any of the terms, covenants and conditions of this Mortgage, the Note or any of the Loan Documents evidencing or securing the Note;

                  (b) The Improvements, after such restoration, shall be at least seventy-five percent (75%) leased pursuant to leases approved in writing by Lender;

                  (c) The plans and specifications for the restoration of the Property are approved in writing by Lender in advance;

                  (d) At all times during such restoration, Borrower has deposited with Lender funds which, when added to insurance proceeds received by Lender, are sufficient to complete the restoration of the Property in accordance with the approved plans and specifications, and all applicable building codes, zoning ordinances and regulations, and Accessibility Laws, and further, that the funds retained by Lender are sufficient to complete the restoration of the Property as certified to Lender by Lender's inspecting architect/engineer;

                  (e) Borrower provides builders' all risk insurance, and all necessary licenses and permits for such restoration in form and amount acceptable to Lender;

                  (f) The insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against Borrower, any tenant, or third party of Borrower with regard to of the Property;

                  (g) Lender shall have the option, upon the completion of such restoration of the Property, to apply any surplus insurance proceeds remaining after the completion of such restoration, at par, to the reduction of the outstanding principal balance of the Note and the monthly payment shall be reduced such that the amortization remains the same; notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan is otherwise adequately secured;

                  (h) The funds held by Lender shall be disbursed no more often than once per month and in not more than ten (10) increments of not less than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) each (except the final disbursement of such proceeds which may be in an amount less than FIFTY THOUSAND AND NO/100 DOLLARS [$50,000.00]);

                  (i) Lender's obligation to make any such disbursement shall be conditioned upon Lender's receipt of written certification from Lender's inspecting architect/engineer (whose fees shall be reimbursed to Lender by Borrower) that all construction and work for which such disbursement is requested has been completed in accordance with the approved plans and specifications and all applicable building codes, zoning ordinances and all other local, state or federal laws, codes, ordinances, statutes, rules and regulations, and, further, that Borrower has deposited with Lender sufficient funds to complete such restoration in accordance with subparagraph 8(d) above; and

                  (j) Lender shall be entitled to require and to impose such other conditions to the release of such funds as would be customarily or reasonably be required and imposed by local construction lenders for a project of similar nature and cost.

         Notwithstanding the foregoing provisions of this Section 8, should any of the Major Tenant leases require rebuilding, Lender shall release the applicable portion of the insurance proceeds to rebuild the Premises and the other affected portions of the Shopping Center (example: parking lot, parking lot lights, etc.), provided that the respective lease continues to be in full force and effect. Any excess insurance proceeds shall be distributed to the Borrower as long as all of the conditions of this Paragraph 8 are satisfied and the leases are unchanged and in full force and effect. Should Lender not release the proceeds for rebuilding, Borrower may prepay the entire loan at par.

         Notwithstanding the foregoing, Lender acknowledges that Borrower insures a majority of its portfolio with a blanket insurance policy, which blanket insurance policy includes the Premises, and as a result of such blanket, a Best rating of A:VIII shall be acceptable to Lender, but only so long as Borrower or any entity controlled by Borrower owns the Premises. Borrower's current insurer is part of the Affiliated FM Global Group, but such insurer may change upon renewal so long as such insurer has at least a Best rating of A:VIII (or A:X if not part of the blanket coverage). Lender hereby: (i) approves of Borrower's insurer and forms and deductibles used by Borrower as of date of Closing so long as such insurer maintains at least an A: VIII rating in Best's Key Rating Guide and is insuring more than fifty percent (50%) of the properties in Borrower's portfolio; and (ii) agrees to accept insurance from existing and future tenants in such amounts and with such companies or if otherwise self-insured as provided in their respective leases. Lender has reviewed and approved Borrower's currently carried insurance coverage.

         9. Liability Insurance. To carry and maintain such commercial general liability insurance as may from time to time be reasonably required by Lender, taking into consideration the type of property being insured and the corresponding liability exposure, on forms, with deductibles, in amounts and with such company or companies licensed to do business in the state where the Property is located and as may be acceptable to Lender. All such commercial general liability insurance shall be carried with a company or companies which have a rating at the time this Mortgage is executed equivalent to at least A:X as shown in the most recent Best's Key Rating Guide. The original policy or policies and all renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with a Certificate of Insurance (ACORD Form 25S) and receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to, Lender as additional security for the Loan secured hereby. Such policy or policies of insurance shall name Lender as an additional insured and shall provide for not less than thirty
(30) days prior Written Notice to Lender of any intent to modify, cancel, non-renew or terminate the policy or policies or the expiration of such policy or policies of insurance. Not less than fifteen (15) days prior to the expiration dates of each policy or policies required of Borrower hereunder, Borrower will deliver to Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment and renewal satisfactory to Lender. In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Loan secured hereby, all right, title and interest of Borrower, in and to any insurance policies then in force including any rights to unearned premiums, and in and to insurance proceeds then payable, shall pass to the purchaser or grantee.

         Notwithstanding the foregoing, Lender acknowledges that Borrower insures a majority of its portfolio with a blanket insurance policy, which blanket insurance policy includes the Premises, and as a result of such blanket, a Best rating of A:VIII shall be acceptable to Lender, but only so long as Borrower or any entity controlled by Borrower owns the Premises. Borrower's current insurer is part of the Affiliated FM Global Group, but such insurer may change upon renewal so long as such insurer has at least a Best rating of A:VIII (or A:X if not part of the blanket coverage). Lender hereby: (i) approves of Borrower's insurer and forms and deductibles used by Borrower as of date of Closing so long as such insurer maintains at least an A: VIII rating in Best's Key Rating Guide and is insuring more than fifty percent (50%) of the properties in Borrower's portfolio; and (ii) agrees to accept insurance from existing and future tenants in such amounts and with such companies or if otherwise self-insured as provided in their respective leases. Lender has reviewed and approved Borrower's currently carried insurance coverage.

         In case of Borrower's failure to keep the Property properly insured as required herein, Lender, its successors or assigns, may, at its option (but shall not be required to) acquire such insurance as required herein at Borrower's sole expense.

         10. Compliance With Laws. To observe, abide by and comply with all federal, regional, state and local laws, codes, ordinances, statutes, rules, regulations, decisions, orders, requirements or decrees relating to the Property enacted, promulgated or issued by any federal, state, county or local governmental or quasi-governmental authority or any agency or subdivision thereof having jurisdiction over Borrower or the Property (hereinafter collectively referred to as "Laws"), and to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning, variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Property, or which have been granted to or contracted for by Borrower in connection with any existing, presently contemplated or future uses of the Property.

         11. Maintenance of Permits. To obtain, keep and constantly maintain in full force and effect during the entire term of this Mortgage, all certificates, licenses and permits necessary to keep the Property operating as a shopping center project and, except as specifically provided for in this Mortgage, not to assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Lender.

         12. Obligations of Borrower as Lessor. To perform every material obligation of Borrower (as the lessor) and to enforce every material obligation of the lessee in any and every lease, license or other occupancy agreement of or affecting the Property or any part thereof (hereinafter referred to as the "Occupancy Leases"), and not to enter into, modify, alter, waive or cancel any such Occupancy Leases or any part thereof or rights thereunder, without the prior written consent of Lender (but such consent shall not be required for such action as to Occupancy Leases of:
(a) ten thousand (10,000) square feet or less and the lease term is at least five (5) years; or (b) three thousand (3,000) square feet or less and the lease term is at least three (3) years, and in either case (a) or (b) if such action is in the ordinary course of business of owning and operating the Property in a prudent and business-like manner and provided that with respect to future tenants the rental rate is greater than or equal to the market rate and the lease term is at least five (5) years (or three (3) years if three thousand (3,000) square feet or less), nor collect for more than thirty (30) days in advance of the date due any rents that may be collectible under any such Occupancy Leases and, except as provided for in this Mortgage, not to assign any such Occupancy Lease(s) or any such rents relating thereto, to any party other than Lender, without the prior written consent of Lender. In the event of default under any such Occupancy Lease by reason of failure of the Borrower to keep or perform one or more of the material covenants, agreements or conditions thereof, Lender is hereby authorized and empowered, and may, at its sole option, remedy, remove or cure any such default, and further, Lender may, at its sole option and in its sole discretion but without obligation to do so, pay any sum of money deemed necessary by Lender for the performance of said material covenants, agreements and conditions, or for the curing or removal of any such default, and incur all expenses and obligations which Lender may consider necessary or reasonable in connection therewith, and Borrower shall repay on demand all such sums so paid or advanced by Lender together with interest thereon until paid at the lesser of either: (i) the highest rate of interest then allowed by the laws of the State of Florida, or, if controlling, the laws of the United States, or (ii) the then applicable interest rate of the Note plus five hundred (500) basis points; all of such sums, if unpaid, shall be added to and become part of the Loan secured hereby. Neither the right nor the exercise of the right herein granted unto Lender to keep or perform any such material covenants, agreements or conditions as aforesaid shall preclude Lender from exercising its option to cause the whole Loan secured hereby to become immediately due and payable by reason of Borrower's default in keeping or performing any such covenants, agreements or conditions as hereinabove required. All such Occupancy Leases hereafter made shall be subject to the approval of Lender and: (i) shall be at competitive market rental rates then prevailing in the geographic area for shopping center comparable to the Property; (ii) shall have lease terms of not less than three (3) years; and (iii) at Lender's option, shall be superior or subordinate in all respects to the lien of this Mortgage. Provided, however, that Lender shall not require approval in advance of any Occupancy Leases which conform to the Borrower's Form Lease (as hereinafter defined) as previously approved by Lender, except as set forth below.

         Lender has heretofore approved a form of Occupancy Lease to be used by Borrower in connection with the Property (hereinafter referred to as the "Form Lease"). Borrower shall not, without the prior written consent of Lender, modify or alter the Form Lease in any material respect. However, Borrower shall not be required to obtain the prior approval of Lender for any changes or modifications to the standard terms and conditions of Borrower's Form Lease which are customary industry changes. In addition, Borrower shall not, without the prior written consent of Lender, surrender or terminate, either orally or in writing, any Occupancy Lease now existing or hereafter made with any Major Tenant (as hereinafter defined) for all or part of the Property, permit an assignment or sublease of any such Occupancy Lease (to the extent Borrower has the right to prevent same), or request or consent to the subordination of any Occupancy Lease to any lien subordinate to this Mortgage. Borrower shall furnish Lender with copies of all executed Occupancy Leases of all or any part of the Property now existing or hereafter made, and Borrower shall assign to Lender (which assignment shall be in form and content acceptable to Lender), as additional security for the Note and the Loan, all Occupancy Leases now existing or hereafter made for all or any part of the Property. Additionally, if any Occupancy Lease contains a provision allowing the tenant to terminate their lease upon payment of a lease termination fee, Borrower agrees that except to the extent such fees are first used to satisfy operating costs, debt service and any costs associated with obtaining a new tenant in the space (including leasing commissions and tenant improvements) for which termination fee was paid, all such sums shall constitute rent, and shall be paid to Lender so long as this Mortgage is in effect.

         Notwithstanding the foregoing approval by Lender of Borrower's Form Lease, Lender hereby specifically reserves the right to approve all prospective tenants under all Occupancy Leases hereafter proposed to be made if either: (i) the term thereof, excluding options to renew the same, exceeds five (5) years; or (ii) the net rentable area to be occupied thereunder, including expansion options, exceeds ten percent (10%) of the net leasable area of each of the buildings and exceeds the ten thousand (10,000) square foot threshold described in this Section 12 hereinabove, comprising the Improvements (the tenants under such leases being hereinafter referred to as "Major Tenants"). Lender shall respond in writing with specific objections noted to Borrower's request for review and approval of any new lease within ten (10) business days of receipt by Lender or said lease will be deemed to be approved. Lender's approval shall not be unreasonably withheld. Borrower shall notify Lender in writing of all prospective Major Tenants, and shall deliver to Lender, at Borrower's sole cost and expense, a copy of the prospective Major Tenant's current financial statement and the most recent Dun & Bradstreet credit report on said prospective Major Tenant. The financial statement delivered to Lender hereunder shall be certified as true and correct by the Major Tenant, or, if available, by a certified public accountant.

         13. Maintenance of Parking and Access; Prohibition Against Alteration. To construct, keep and constantly maintain, as the case may be, all curbs, drives, parking areas and the number of parking spaces heretofore approved by Lender or heretofore or hereafter required by any Laws or governmental body, agency or authority having jurisdiction over Borrower or the Property, and as required by the terms of the Occupancy Leases, and not to alter, erect, build or construct upon any portion of the Property, any building or structure or improvement of any kind whatsoever, the erection, building or construction of which has not been previously approved by Lender in writing, which approval shall be at the sole discretion of Lender, except as set forth in Section 3(a) hereinabove.

         14. Execution of Additional Documents. To do, make, execute, acknowledge and deliver all deeds, conveyances, mortgages, assignments, estoppel certificates, subordination non-disturbance and attornments, notices of assignments, transfers, assurances, security agreements, financing statements and renewals thereof, and all other instruments or other acts necessary, as Lender shall from time to time require for the purpose of better assuring, conveying, assigning, transferring, securing and confirming unto Lender the Property and rights hereby encumbered, created, conveyed, assigned or intended now or hereafter so to be encumbered, created, conveyed or assigned or which Borrower may now be or may hereafter become bound to encumber, create, convey, or assign to Lender, or for the purpose of carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and to pay all filing, registration or recording fees and all taxes, costs and other expenses, including Reasonable Attorneys' Fees (as defined in Paragraph 40), incident to the preparation, execution, acknowledgment, delivery and recordation of any of the same. By signing this Mortgage, Borrower authorizes Lender to file such financing statements, with or without the signature of Borrower, as Lender may elect, as may be necessary or desirable to perfect the lien of Lender's security interest in the Fixtures and Personal Property. Borrower further authorizes Lender to file, with or without any additional signature from Borrower, as Lender may elect, such amendments and continuation statements as Lender may deem necessary or desirable from time to time to perfect or continue the lien of Lender's security interest in the Fixtures and Personal Property. Borrower hereby expressly ratifies any financing statements that may have been filed by Lender in advance of the date hereof to perfect Lender's security interest in the Fixtures and Personal Property.

         15. After-Acquired Property Secured. To subject to the lien of this Mortgage all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Property hereinabove described, hereafter acquired by or released to Borrower, or constructed, assembled or placed by Borrower on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, encumbrance, conveyance, assignment or other act by Borrower, as fully and completely and with the same effect as though now owned by Borrower and specifically described herein, but at any and all times Borrower will execute and deliver to Lender any and all such further assurances, mortgages, conveyances, security agreements, financing statements or assignments thereof or security interests therein as Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

         16. Payments by Lender on Behalf of Borrower. To make payment of any taxes, assessments or public charges on or with respect to the Property before the same shall become delinquent, or to make payment of any insurance premiums or other charges, impositions, or liens herein or elsewhere required to be paid by Borrower, or if Borrower shall fail so to do subject to Section 23 cure rights, then Lender, at its sole option, but without obligation to do so, may make payment or payments of the same and also may redeem the Property from tax sale without any obligation to inquire into the validity of such taxes, assessments and tax sales, charges, impositions or liens. In the case of any such payment by Lender, Borrower agrees to reimburse Lender, upon demand therefor, the amount of such payment and of any fees and expenses attendant in making the same, together with interest thereon at the lesser of either (i) the highest rate of interest then allowable by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable interest rate of the Note plus five hundred (500) basis points; and until paid such amounts and interest shall be added to and become part of the Loan secured hereby to the same extent that this Mortgage secures the repayment of the Loan evidenced by the Note. In making payments hereby authorized by the provisions of this Paragraph 16, Lender may do so whenever, in Lender's sole judgment and discretion, such advance or advances are necessary or desirable to protect the full security intended to be afforded by this Mortgage. Neither the right nor the exercise of the right herein granted unto Lender to make any such payments as aforesaid shall preclude Lender from exercising its option to cause the Loan secured hereby to become immediately due and payable by reason of Borrower's default in making such payments as hereinabove required.

         17. Funds Held by Lender for Taxes, Assessments Insurance Premiums and Other Charges. In order to more fully protect the security of this Mortgage, Borrower shall deposit with Lender, together with and in addition to each monthly payment due on account of the Loan evidenced by the Note, an amount equal to one-twelfth (1/12) of the annual total of such taxes, assessments, insurance premiums and other charges (all as estimated by Lender in its sole discretion) so that, at least thirty (30) days prior to the due date thereof, Lender shall be able to pay in full all such taxes, assessments, insurance premiums and other charges as the same shall become due. Lender may hold the sums so deposited without paying interest, commingle same with its general funds and/or apply the same to the payment of said taxes, assessments, insurance premiums or other charges as they become due and payable. If at any time the funds so held by Lender are insufficient to pay such taxes, assessments, insurance premiums or other charges as they become due and payable Borrower shall immediately, upon notice and demand by Lender, deposit with Lender the amount of such deficiency. The failure on the part of Borrower to do so shall entitle Lender, at its sole option, to make such payments in accordance with the rights and pursuant to the conditions elsewhere provided in this Mortgage. Whenever any default exists under this Mortgage, Lender may, at its sole option but without an obligation so to do, apply any funds so held by it pursuant to this Paragraph 17 toward the payment of the Loan secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan may otherwise be adequately secured, in such order and manner of application as Lender may elect.

         18. Condemnation; Eminent Domain. All claims and rights of action for, and all awards and other compensation heretofore or hereafter made to Borrower and all subsequent owners of the Property in any taking by eminent domain or recovery for inverse condemnation or by deed in lieu thereof, whether permanent or temporary, of all or any part of the Property or any easement or any appurtenance thereto, including severance and consequential damages and change in grade of any way, street, avenue, road, alley, passage or public place are hereby assigned to Lender. Borrower shall have the right to independently settle any claim of under One Hundred Thousand and No/100 Dollars ($100,000.00) and retain the proceeds so long as no uncured default has occurred. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers Lender, at the option of Lender as attorney-in-fact, on behalf of Borrower, its successors and assigns, to adjust or compromise the claim for any such award and alone to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, after deducting any expenses of collection, at Lender's sole option either:

                           (i) To apply the net proceeds as a credit upon any
                  portion of the Loan secured hereby, as selected by Lender, notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan is otherwise adequately secured. In the event Lender applies such awards to the reduction of the outstanding Loan evidenced by the Note, such proceeds shall be applied at par and the monthly installments due and payable under the Note shall be reduced accordingly; however no such application shall serve to cure an existing default in the payment of the Note; or

                           (ii) To hold said proceeds without any allowance of
                  interest and make the same available for restoration or rebuilding of the Improvements. In the event that Lender elects to make said proceeds available to reimburse Borrower for the cost of the restoration or rebuilding of the other Improvements on the Property, such proceeds shall be made available in the manner and under the same conditions as required under Paragraph 8 hereof. If the proceeds are made available by Lender to reimburse Borrower for the cost of said restoration or rebuilding, any surplus which may remain out of said award after payment of such cost of restoration or rebuilding shall be applied on account of the Loan secured hereby at par, notwithstanding the fact that the amount due and owing thereon may not then be due and payable or that said Loan may otherwise be adequately secured.

         Borrower further covenants and agrees to give Lender immediate notice of the actual or threatened commencement of any proceedings under eminent domain and to deliver to Lender copies of any and all papers served in connection with any proceedings. Borrower further covenants and agrees to make, execute and deliver to Lender, at any time or times, upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and/or other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all such awards and other compensation heretofore or hereafter made to Lender (including the assignment of any award from the United States government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof).

         It shall be a default hereunder if either: (a) any material part (which shall include any part of the buildings) of any of the Improvements situated on the Property shall be condemned by any governmental authority having jurisdiction; or (b) lands constituting a portion of the Property shall be condemned by any governmental authority having jurisdiction, such that the Property is in violation of applicable parking, zoning, platting, or other ordinances, or fails to comply with the terms of the Occupancy Leases with Major Tenants. In either of said events, Lender shall be entitled to exercise any or all remedies provided or referenced in this Mortgage, including the application of condemnation proceeds to the outstanding principal balance of the

Note at par and the right to accelerate the maturity date of the Note and require payment in full without the imposition of a Prepayment Premium.

         19. Costs of Collection. In the event that the Note secured hereby is placed in the hands of an attorney for collection, or in the event that Lender shall become a party either as plaintiff or as defendant, in any action, suit, appeal or legal proceeding (including, without limitation, foreclosure, condemnation, bankruptcy or administrative proceedings or any proceeding wherein proof of claim is by law required to be filed), hearing, motion or application before any court or administrative body in relation to the Property or the lien and security interest granted or created hereby or herein, or for the recovery or protection of said Loan or the Property, or for the foreclosure of this Mortgage, or for the enforcement of the terms and conditions of the Loan Documents, Borrower shall indemnify, save, defend and hold Lender harmless from and against any and all costs and expenses incurred by Lender on account thereof, including, but not limited to, Reasonable Attorneys' Fees, title searches and abstract and survey charges, at all trial and appellate levels, and Borrower shall repay, on demand, all such costs and expenses, together with interest thereon until paid at the lesser of either: (i) the highest rate of interest then allowed by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable rate of interest of the Note plus five percent (5%) per annum; all of which sums, if unpaid, shall be added to and become a part of the Loan secured hereby.

         20. Default Rate. Any sums not paid when due, whether maturing by lapse of time or by reason of acceleration under the provisions of the Note or this Mortgage, and whether principal, interest or money owing for advancements pursuant to the terms of this Mortgage or any of the other Loan Documents, shall bear interest until paid at the lesser of either: (i) the highest rate of interest then allowed by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable rate of interest of the Note plus five percent (5%) per annum, all of which sums shall be added to and become a part of the Loan secured hereby.

         21. Savings Clause. Notwithstanding any provisions in the Note or in this Mortgage to the contrary, the total liability for payments in the nature of interest including but not limited to Prepayment Premiums, default interest and late payment charges shall not exceed the limits imposed by the laws of the State of Florida or, if controlling, the United States of America relating to maximum allowable charges of interest. Lender shall not be entitled to receive, collect or apply, as interest on the Loan evidenced by the Note, any amount in excess of the maximum lawful rate of interest permitted to be charged by the Laws. In the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the Loan evidenced by the Note. If the unpaid principal balance of such Loan has been paid in full, any remaining excess shall be forthwith paid to Borrower.

         22. Bankruptcy, Reorganization or Assignment. It shall be a default hereunder if Borrower or any general partner of Borrower shall: (i) elect to dissolve and liquidate its business organization and windup its business affairs without receiving the prior written approval of Lender, or (ii) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of Borrower's or any general partner of Borrower's assets, or (iii) be adjudicated as bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (iv) make a general assignment for the benefit of creditors, or (v) file a petition under or take advantage of any insolvency law, or (vi) file an answer admitting the material allegations of a petition filed against Borrower in any bankruptcy, reorganization or insolvency proceeding or fail to cause the dismissal of such petition within thirty (30) days after the filing of said petition, or (vii) take action for the purpose of effecting any of the foregoing, or (viii) if any order, judgment or decree shall be entered upon an application of a creditor of Borrower or any general partner of Borrower by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of Borrower's or such general partner's assets and such order, judgment or decree shall continue unstayed and in effect for a period of sixty
(60) days.

         23. Time is of the Essence; Monetary and Non-Monetary Defaults. It is understood by Borrower that time is of the essence hereof in connection with all obligations of Borrower herein and in the Note, the Assignment and in any of the other Loan Documents.

         Lender, at its sole option, may declare the Loan evidenced by the Note, as well as all other monies secured hereby, including, without limitation, all Prepayment Premiums (to the extent permitted by the laws of the State of Florida) and late payment charges, to be forthwith due and payable, in the event:

                  (a) Borrower defaults in the payment of any monthly installment of the Note, whether of principal or interest, or both, or in the payment of any other sums of money referred to herein or in the Note, promptly and fully when the same shall be due, without notice or demand from Lender to Borrower. Notwithstanding the foregoing, once per loan year for the term of the loan, Borrower shall be entitled to written notice of a Monetary Default (as hereinafter defined) and a five (5) day period to cure same. It is understood and agreed that the agreement of Lender to provide notice and an opportunity to cure a Monetary Default does not waive Lender's right to any late payment changes;

                  (b) Borrower breaches or defaults on any one of the terms, covenants, conditions and agreements of the Note, this Mortgage, the Assignment or any other Loan Documents evidencing or securing the Note or the Loan; or in the event that each and every one of said terms, covenants, conditions and agreements is not otherwise either duly, promptly and fully discharged or performed, and any such Non-Monetary Default (as hereinafter defined) remains uncured for a period of thirty (30) days after Written Notice thereof has been delivered from Lender to Borrower; unless such Non-Monetary Default cannot be cured within said thirty (30) day period, in which event Borrower shall have an extended period of time to complete cure, provided that action to cure such Non-Monetary Default is promptly commenced within said thirty (30) day period, and Borrower is, in Lender's sole judgment, not diminishing or materially impairing the value of the Property, and is diligently pursuing a cure to completion, but in no event longer than ninety (90) days.

                  (c) Any default occurs in the performance of any covenant or obligation of Borrower or any other party under any indemnity or guaranty delivered to Lender in connection with the Loan and such default continues beyond the expiration of applicable notice and cure periods.

         Upon the occurrence of any one of the above events, and at the option of Lender, the principal of and the interest accrued on the Loan (as evidenced by the Note) and all other sums secured by this Mortgage shall immediately become due and payable as if all of said sums of money were originally stipulated to be paid on such day. In addition, Lender may avail itself of all rights and remedies provided by law and may foreclose or prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or in the Note to the contrary notwithstanding. Except as provided hereinabove, Lender shall have no obligation to give Borrower notice of, or any period to cure, any Monetary Default or any Incurable Default (as hereinafter defined) prior to exercising its rights, powers, privileges and remedies to accelerate the maturity of the Loan secured hereby.

         As used herein, the term "Monetary Default" shall mean any default of a specific payment obligation under the Loan Documents which can be cured by the payment of money such as, but not limited to, the payment of principal and interest due under the Note and the payment of taxes, assessments and insurance premiums when due as provided in this Mortgage. As used herein, the term "Non-Monetary Default" shall mean any default which is not a Monetary Default or an Incurable Default. As used herein, the term "Incurable Default" shall mean either: (i) any voluntary or involuntary sale, assignment, mortgaging, encumbering or transfer in violation of the covenants contained herein; or (ii) if Borrower, or any person or entity comprising Borrower or any guarantor or indemnitor of the Loan, should make an assignment for the benefit of creditors, become insolvent, or file a petition in bankruptcy (including but not limited to, a petition seeking a rearrangement or reorganization) which is not dismissed within sixty (60) days after the filing of same.

         Lender may institute an action to foreclose this Mortgage as to the amount so declared due and payable, and thereupon, the Property shall be sold according to law to satisfy and pay the same together with all costs, expenses and allowances thereof, including, without limitation, Reasonable Attorney's Fees. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale, and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. The failure or omission on the part of Lender to exercise the option for acceleration of maturity of the Note and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option or remedy granted hereunder to Lender when entitled to do so in any one or more instances, or the acceptance by Lender of partial payment of the Loan secured hereby, whether before or subsequent to Borrower's default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option or remedy, but such option or remedy shall remain continuously in force. Acceleration of the maturity of the Note, once claimed hereunder by Lender, at the option of Lender, may be rescinded by written acknowledgment to that effect by Lender, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, nor act as a waiver, accord and satisfaction, modification, novation or similar defense.

         24. Protection of Lender's Security. At any time after default hereunder, Lender, or Lender's agent or contractors, is authorized, without notice and in its sole discretion, to enter upon and take possession of the Property or any part thereof and to perform any acts which Lender deems necessary or proper to conserve the security interest herein intended to be provided by the Property, to operate any business or businesses conducted thereon and to collect and receive all rents, issues, profits and income, including termination fees and taking proceeds, thereof and therefrom, including those past due as well as those accruing thereafter.

         25. Appointment of Receiver. If, at any time after a default hereunder, Lender deems, in Lender's sole discretion, that a receivership may be necessary to protect the Property or its rents, issues, license fees, issues, profits or income, including termination fees and taking proceeds, whether before or after maturity of the Note and whether before or at the time of or after the institution of suit to collect such Loan, or to enforce this Mortgage, Lender, as a matter of strict right and regardless of the value of the Property or the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of such indebtedness, shall have the right, upon ex parte application and without notice to anyone, and by any court having jurisdiction, to the appointment of a receiver to take charge of, manage, preserve, protect and operate the Property, to collect the Rents thereof, to make all necessary and needful repairs, and to pay all taxes, assessments, insurance premiums and all other such charges against and expenses of the Property, and to do such other acts as may by such court be authorized and directed, and after payment of the expenses of the receivership and the management of the Property, to apply the net proceeds of such receivership in reduction of the Loan secured hereby or in such other manner as the said court shall direct, notwithstanding the fact that the amount owing thereon may not then be due and payable or the said Loan may otherwise be adequately secured. Such receivership shall, at the option of Lender, continue until full payment of all sums hereby secured or until title to the Property shall have passed by sale under this Mortgage. Borrower hereby specifically waives its right to object to the appointment of a receiver as aforesaid and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender.

         26. Rights and Remedies Cumulative; Forbearance Not a Waiver. The rights and remedies herein provided are cumulative and Lender, as the holder of the Note and of every other obligation secured hereby, may recover judgment thereon, issue execution therefor and resort to every other right or remedy available at law or in equity, without first exhausting any right or remedy available to Lender and without affecting or impairing the security of any right or remedy afforded hereby, and no enumeration of special rights or powers by any provisions hereof shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Lender by law. Borrower further agrees that no delay or omission on the part of Lender to exercise any rights or powers accruing to it hereunder shall impair any such right or power or shall be construed to be a waiver of any such event of default hereunder or an acquiescence therein; and every right, power and remedy granted herein or by law to Lender may be exercised from time to time as often as Lender deems expedient.

         27. Modification Not an Impairment of Security. Lender, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior mortgages or other liens thereon, may release any part of the security described herein or may release any person or entity liable for any Loan secured hereby without in any way affecting the priority of this Mortgage, to the full extent of the Loan remaining unpaid hereunder, upon any part of the security not expressly released. Lender may, at its option and within its sole discretion, also agree with any party obligated on said Loan, or having any interest in the security described herein, to extend the time for payment of any part or all of the Loan secured hereby, and such agreement shall not, in any way, release or impair this Mortgage, but shall extend the same as against the title of all parties having any interest in said security, which interest is subject to this Mortgage.

         28. Property Management/Leasing. The exclusive manager of the Property shall be Borrower, Ramco Gershenson, Inc. or such other manager as may be first approved in writing by Lender. The exclusive leasing agent of the Property, if other than Borrower or the foregoing party, shall be first approved in writing by Lender. The governing management and leasing contracts (or in the absence of any such written contract, a letter so stating and further identifying the name of the person or entity charged with the responsibility for managing and/or leasing the Property) shall be subordinate to this Mortgage and satisfactory to and subject to the written approval of Lender throughout the term of the Loan secured hereby. Upon default in either of these requirements, then the whole of the Loan hereby secured shall, at the election of Lender, become immediately due and payable, together with any default premium and late payment charges and all other sums required by the Note, and Lender shall be entitled to exercise any or all remedies provided or referenced in this Mortgage.

         29. Modification Not a Waiver. In the event Lender: (a) releases, as aforesaid, any part of the security described herein or any person or entity liable for any Loan secured hereby, or (b) grants an extension of time for the payment of the Note, or (c) takes other or additional security for the payment of the Note, or (d) waives or fails to exercise any rights granted herein or in the Note, or any other Loan Document, any said act or omission shall not release Borrower, subsequent purchasers of the Property or any part thereof, or makers, sureties, endorsers or guarantors of the Note, if any, from any obligation or any covenant of this Mortgage or of the Note or of any of the other Loan Documents, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made, or any subsequent default.

         30. Transfer of Property or Controlling Interest in Borrower; Assumption. Except as set forth in Paragraph 36 (B) hereof, and except as provided in the last two (2) sentences hereof, the sale, transfer, assignment or conveyance of all or any portion of the Property or the transfer, assignment or conveyance of a controlling interest in Borrower or any of the general partners of Borrower, whether voluntarily or by operation of law, without the prior written consent of Lender, shall constitute a default under the terms of this Mortgage and entitle Lender, at its sole option, to accelerate all sums due on the Note together with any Prepayment Premiums to the extent permitted by the laws of the State of Florida, late payment charges or any other amounts secured hereby. Lender may, however, elect to waive the option to accelerate granted hereunder if, prior to any such sale, transfer, assignment or conveyance of the Property, the following conditions shall be fully satisfied: (a) Lender acknowledges in writing that, in its sole discretion, the creditworthiness of the proposed transferee and the ability and experience of the proposed transferee to operate the Property are satisfactory to Lender;
(b) Lender and the proposed transferee shall enter into an agreement in writing that (i) the rate of interest payable on the Loan secured hereby shall be at such rate as Lender shall determine, (ii) the repayment schedule as set forth in the Note shall be modified by Lender, in its sole discretion, to initiate amortization or modify the existing amortization schedule in order to amortize the then remaining unpaid principal balance of the Note secured hereby over a period of time as determined by Lender, in Lender's sole discretion, without a change in the maturity date of the Note, and (iii) the proposed transferee shall assume all obligations of Borrower under the Note, this Mortgage and the other Loan Documents in writing and an assumption fee, to be determined by Lender in Lender's sole discretion, may be charged by Lender; (c) Lender shall receive, for Lender's review and approval, copies of all transfer documents; and (d) Borrower or the transferee shall pay all costs and expenses in connection with such transfer and assumption, including, without limitation, all fees and expenses incurred by Lender.

         Borrower, or any subsequent owner of the Property or any portion thereof, shall do all things necessary to preserve and keep in full force and effect its and their legal existence, franchises, rights and privileges as a corporation or partnership, as the case may be, under the laws of the state of its formation and its right to own property and transact business in the State of Florida. It shall be a default hereunder if Borrower, or any subsequent owner of the Property or any portion thereof, shall amend, modify, transfer, assign or terminate the partnership agreement, certificate of partnership, operating agreement, articles of organization or articles of incorporation, as the case may be, of Borrower or such subsequent owner without the prior written consent of Lender and, in the reasonable determination of Lender, such amendment, modification, transfer, assignment or termination shall have a material adverse effect on Lender, the Property or the security value thereof. Borrower, or such subsequent owner of the Property, shall provide Lender, within thirty days following execution thereof, with copies of any amendment to its partnership agreement, certificate of partnership or articles of incorporation, as the case may be, so that Lender may, in Lender's sole discretion, determine whether such amendment adversely affects Lender, the Property or the security value thereof. Provided, however, that any amendment, modification, transfer, assignment or termination of Borrower's partnership agreement or any other action pursuant to which the current managing general partner of Borrower shall either: (a) cease to be the managing general partner of Borrower; or (b) except to the extent permitted herein, cease to own or maintain a partnership interest in Borrower equal to or greater than its partnership interest at the time this Mortgage is executed, shall be deemed to have a material adverse effect upon Lender and the Property, and shall be a default hereunder.

         Borrower shall not change its name or identity in any manner which may make any financing or continuation statement filed in connection with the Loan seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) enacted in the State unless Borrower shall have delivered to Lender written notice thereof not less than thirty (30) days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to amend such financing statement or continuation statement so that it is not seriously misleading. Assignor will not change its principal places of business unless it shall have given the Lender prior written notice of its intent to do so not less than thirty (30) days in advance of the effective date of such change. Borrower shall bear all costs incurred by Lender in connection with any such change in, including, without limitation Reasonable Attorney's Fees.

         In the event the ownership of the Property, or any part thereof, shall become vested in a person or entity other than Borrower, whether with or without the prior written consent of Lender, Lender may, without notice to Borrower, deal with such successor or successors in interest with reference to the Property, this Mortgage and the Note, in the same manner and to the same extent as with Borrower without in any way vitiating or discharging Borrower's liability hereunder or under the Note. No sale, transfer or conveyance of the Property, no forbearance on the part of Lender and no extension of time given by Lender to Borrower for the payment of the Note hereby secured shall operate to release, discharge, modify, change or affect the original liability of Borrower, either in whole or in part, unless expressly set forth in writing executed by Lender. Notwithstanding anything contained herein to the contrary, Borrower hereby waives any right it now has or may hereafter have to require Lender to prove an impairment of its security as a condition to the exercise Lender's rights under this Paragraph 30.

         A sale, transfer, assignment or conveyance within the meaning of this Paragraph shall be deemed to include, but not be limited to: (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a tenant under an Occupancy Lease or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any leases or any rents; and (d) if Borrower, any guarantor or indemnitor or any general partner of Borrower, any guarantor or indemnitor is a limited partnership, general partnership, limited liability partnership, limited liability company or joint venture, the change, removal or resignation of a general partner, managing partner or member, or the transfer or pledge of the interest of any general partner, managing partner or member, or any profits or proceeds relating to such interest except to an entity controlled by Borrower.

         Notwithstanding the foregoing, Lender acknowledges that Borrower's general partner is a publicly traded real estate investment trust ("REIT") and that such general partner shares are freely traded in the public markets. Lender also acknowledges and agrees that operating partnership units ("OP units") held by the limited partners of Borrower may be freely traded. Transfers of OP units and/or shares of the general partner and issuing new OP units and/or shares shall not be a default under the loan documents.

         Notwithstanding anything contained in this Paragraph 30 to the contrary, as long as no default, or event which, with notice or the passage of time or both, could result in a default, has occurred hereunder, under the Note or any of the other Loan Documents, Lender shall permit one (1) bona fide arm's length transfer of the Property to another borrowing entity without a change in the terms of the Loan; provided, however, that no such transfer shall be valid or permitted hereunder unless: (i) Lender receives prior Written Notice of such proposed transfer; (ii) such proposed transferee has been approved in writing by Lender (taking into consideration such factors as transferee's creditworthiness, business experience, financial condition and managerial capabilities); (iii) Lender is paid a cash assumption fee (the "Assumption Fee") of one percent (1%) of the then outstanding principal balance of the Note; (iv) Borrower pays all fees and expenses incurred by Lender in connection with such transfer and assumption, including, without limitation, inspection and investigation fees, title insurance charges and Reasonable Attorneys' Fees; (v) such proposed transferee assumes in writing all obligations of Borrower under the Note, this Mortgage and the other Loan Documents, with the same degree of liability as Borrower; and (vi) Lender approves the management agreement and the management company to be employed by the proposed transferee. Any transfer of all or any portion of the Property which does not strictly comply with the terms and conditions of the foregoing shall be a default hereunder, and shall entitle Lender to exercise all rights and remedies provided in this Mortgage and the other Loan Documents. This one-time right of transfer shall apply to the Borrower named herein and not to any subsequent owner of the Property. Notwithstanding the foregoing, the Assumption Fee provided in this
Section 30(iii) above shall not apply to a transfer to an entity controlled by Borrower (nor shall such transfer be deemed the one-time right to transfer allowed hereunder) but Borrower shall pay all of Lender's out of pocket expenses incurred in connection with any such transfer. Upon such transfer, provided that a Phase I Environmental Report acceptable to Lender has been reviewed and approved by Lender, Borrower and the Responsible Party shall be released from further liability hereunder.

         31. Further Encumbrance Prohibited; Subrogation. So long as the Note remains unpaid, Borrower shall neither voluntarily nor involuntarily permit the Property or any part thereof to become subject to any secondary lien, mortgage, security interest or encumbrance of any kind whatsoever without the prior written consent of Lender, and the imposition of any such secondary lien, mortgage, security interest or encumbrance without the approval of Lender shall constitute an event of default hereunder and entitle Lender, at its sole option, to declare the outstanding principal balance of the Note, all accrued and unpaid interest thereon, Prepayment Premiums (to the extent permitted by the laws of the State of Florida), late payment charges and any other amounts secured hereby to be and become immediately due and payable in full. In the event that Lender shall hereafter give its written consent to the imposition of any such secondary lien, mortgage, security interest or other encumbrance upon the Property, Lender, at its sole option, shall be entitled to accelerate the maturity of the Note secured hereby and exercise any and all remedies provided and available to Lender hereunder and in the other Loan Documents in the event that the holder of any such secondary lien or encumbrance shall institute foreclosure or other proceedings to enforce the same; it being understood and agreed that a default under any instrument or document evidencing, securing or secured by any such secondary lien or encumbrance shall be and constitute an event of default hereunder. In the event all or any portion of the proceeds of the loan secured hereby are used for the purpose of retiring debt or debts secured by prior liens on the Property, Lender shall be subrogated to the rights and lien priority of the holder or holders of the lien or liens so discharged.

         32. Conveyance of Mineral Rights Prohibited. Borrower agrees that the making of any oil, gas or mineral lease, or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property, would impair the value of the Property securing the Note, and that Borrower shall have no right, power or authority to lease the

Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining Lender's express written permission therefor, which permission shall not be valid until recorded among the Public Records of Broward County, State of Florida. Borrower further agrees that if Borrower shall make, execute, or enter into any such lease or attempt to grant any such mineral rights without such prior written permission of Lender, then Lender shall have the option, without notice, to declare the same to be a default hereunder, and to declare the Loan hereby secured immediately due and payable in full. Whether or not Lender shall consent to such lease or grant of mineral rights, Lender shall receive the entire consideration to be paid for any such lease or grant of mineral rights, with the same to be applied to the Loan hereby secured notwithstanding the fact that the amount owing thereon may not then be due and payable or that the said Loan is otherwise adequately secured; provided, however, that the acceptance of such consideration shall in no way impair the lien of this Mortgage on the Property or cure any existing Monetary Default.

         33. Estoppel Certification by Borrower. Borrower, upon request of Lender therefor made either personally or by mail, shall certify in writing to Lender (or any party designated by Lender) in form satisfactory to Lender the amount of principal and interest then outstanding under the terms of the Note and any other sums owing on account of this Mortgage or the other Loan Documents, and whether any offsets or defenses exist against the Loan. Such certification shall be made by Borrower within ten (10) days if the request is made personally, or within twenty (20) days if the request is made by mail.

         34. Cross-Default. The Note secured hereby is also secured by the terms, conditions and provisions of the Assignment from Borrower to Lender recorded among the Public Records of Broward County, State of Florida (hereinafter referred to as the "Assignment") and, additionally, may be secured by contracts or agreements of guaranty or other security instruments from Borrower to Lender relating to the Property. The terms, covenant, conditions and agreements of each such security instrument shall be considered a part hereof as fully as if set forth herein verbatim. Any default under this Mortgage or the Note or any of the other Loan Documents shall constitute an event of default under the aforesaid Assignment and any other security instruments, and any default under the Assignment or other security instruments shall likewise constitute a default hereunder and under the Note secured hereby. Notwithstanding the foregoing, the enforcement or attempted enforcement of this Mortgage or any other security instrument now or hereafter held by Lender shall not prejudice or in any manner affect the right of Lender to enforce any other Loan Document; it being understood and agreed that Lender shall be entitled to enforce this Mortgage and any other Loan Document now or hereafter held by it in such order and manner as Lender, in its sole discretion, shall determine.

         35. Examination of Borrower's Records. Borrower will maintain complete and accurate books and records showing in detail the income and expenses of the Property, and will permit Lender and its agents, contractors or representatives, to examine said books and records and all supporting vouchers and data during normal business hours and from time to time upon request by Lender, in such place as such books and records are customarily kept. Borrower will furnish to Lender, within one hundred twenty (120) days after the close of each respective fiscal period annual and semi-annual financial statements (income statements and a balance sheet) for the Borrower and the Property. These statements shall be in form acceptable to Lender, shall be prepared in accordance with generally accepted accounting principles, and shall include a rent roll, certified as true and correct by Borrower. The statements shall show in detail all income derived from and expenses incurred in connection with the ownership of the Property, including current annual sales figures for all Major Tenants of the Property if required under the Major Tenant leases or if such financial information is otherwise available (such certification shall provide with respect to any Major Tenant that the current annual sales figures are the figures that the Major Tenant has delivered to Borrower and that Borrower shall make no certification as to the correctness, completeness or accuracy of such figures). In the event Borrower fails to provide such statements to Lender within the time prescribed above, Borrower shall pay Lender the sum of TWO HUNDRED AND NO/100 DOLLARS ($200.00) in administrative expenses for each successive month for which the statements are delinquent. In the event of a default hereunder, Lender shall have the right to require that said financial statements of Borrower be audited and certified by a certified public accountant acceptable to Lender, at the sole cost and expense of Borrower.

         In addition, at the request of Lender, but in no case more often than once a quarter or more than three (3) times during the term of the Loan, Borrower shall furnish to Lender: (i) unaudited financial statements (balance sheet, income statement, cash flow statement and current rent roll) covering operation of the Property for periods other than those set forth in the preceding paragraph; (ii) unaudited financial statements (balance sheets, income statements and cash flow statements) for the Borrower, its general partner(s), shareholder(s) or member(s) (whichever is applicable) and for such other principals of the Borrower as designated by Lender; and (iii) a portfolio analysis showing annualized cash flow statements (including debt service payments) for all real properties owned by Borrower, its general partner(s), shareholder(s), member(s) (whichever is applicable) and for such designated principals. All such statements shall be certified to Lender to be complete, correct and accurate by the individual (for an individual's statements) or by an authorized representative of the entity (if statements are for a partnership, corporation or limited liability company). Notwithstanding the foregoing: (i) Borrower's financial statements are consolidated into the general partner of Borrower and, as a result, Lender will only receive the general partner's statements, as consolidated; (ii) Lender shall only require Borrower to provide cash flow statements for the Property and for no other real estate projects owned by Borrower and no portfolio analysis shall be required; and (iii) for purposes of Borrower's financial statements, Lender shall accept from Borrower, audited financial statements as such statements are regularly prepared and provided by Borrower's general partner.

         36. Alteration, Removal and Change in Use of Property Prohibited. Borrower covenants and agrees to permit or suffer none of the following without the prior written consent of Lender:

                  (A) Subject to Section 3(a) hereinabove, any structural alteration of, or addition to, the Improvements now or hereafter situated upon the Real

                       Property or the addition of any new buildings or other structure(s) thereto, other than the erection or removal of non-load bearing interior walls; or

                  (B) The removal, transfer, sale or lease of the Property, except that the renewal, replacement or substitution of fixtures, equipment, machinery, apparatus and articles of personal property (replacement or substituted items must be of like or better quality than the removed items in their original condition) encumbered hereby may be made in the normal course of business; or

                  (C) The use of any of the Improvements now or hereafter situated on the Real Property for any purpose other than as a shopping center project and related facilities.

                  (D) Notwithstanding the foregoing, the free standing building located within the Sunshine Plaza Shopping Center from which the China Duck restaurant is currently operated shall not be considered when calculating completion and/or construction reserves, accounts and/or escrows, if any, required by Lender. Lender acknowledges and agrees that Borrower shall have the right and obligation to tear down the building from which the China Duck restaurant is operated and related improvements during the term of the Loan without obtaining any further consents from Lender. Borrower shall cause the demolition of China Duck to be completed by June 30, 2002.

         37. Future Advances Secured. This Mortgage shall secure not only existing Loan, but also future advances, whether such advances are obligatory or to be made at the option of Lender, as are made within twenty (20) years from the date hereof. Upon request of Borrower, and at Lender's option prior to release of this Mortgage, Lender may make future advances to Borrower. All future advances with interest thereon shall be secured by this Mortgage to the same extent as if such future advances were made on the date of the execution of this Mortgage unless the parties shall agree otherwise in writing, but the total secured Loan shall not exceed at any one time a maximum principal amount equal to double the face amount of the Note plus interest, and costs of collection including court costs and Reasonable Attorney's Fees. Any advances or disbursements made for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Property, with interest on such disbursements as provided herein shall be added to the principal balance of the Note and collected as part thereof. The filing of any notice limiting the maximum amount that may be secured by this Mortgage pursuant to Florida Statutes
Section 697.04 or otherwise shall be and constitute a default under this Mortgage.

         38. Effect of Security Agreement. Borrower does hereby grant and this Mortgage is and shall be deemed to create, grant, give and convey a mortgage of, a lien and encumbrance upon, and a present security interest in both real and personal property, including all improvements, goods, chattels, furniture, furnishings, fixtures, equipment, apparatus, appliances and other items of tangible or intangible personal property, hereinabove particularly or generally described and conveyed, whether now or hereafter affixed to, located upon, necessary for or used or useful, either directly or indirectly, in connection with the operation of the Property as a shopping center project, and this Mortgage shall also serve as a "security agreement" as that term is defined and used in the Uniform Commercial Code as adopted and in force from time to time in the State of Florida, and shall be operative and effective as a security agreement in addition to, and not in substitution for, any other security agreement executed by Borrower in connection with the Note secured hereby. Borrower agrees to and shall, upon the request of Lender, execute and deliver to Lender, in form and content satisfactory to Lender, such financing statements, descriptions of property and such further assurances as Lender, in its sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof and the security interest granted herein upon and in such real and personal property and fixtures described herein, including all buildings, improvements, goods, chattels, furniture, furnishings, fixtures, equipment, apparatus, appliances, and other items of tangible and intangible personal property herein specifically or generally described and intended to be the subject of the security interest, lien and encumbrance hereby created, granted and conveyed. Without the prior written consent of Lender, Borrower shall not create or suffer to be created, pursuant to the Uniform Commercial Code, any other security interest in such real and personal property and fixtures described herein. Upon the occurrence of a default hereunder or Borrower's breach of any other covenants or agreements between the parties entered into in conjunction herewith, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, the remedies provided for in this Mortgage. Lender, at the expense of Borrower, may cause such statements, descriptions and assurances, as herein provided in this Paragraph 38, and this Mortgage to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of the Property.

         39. Terms of Commitment Survive Closing. The terms and provisions of the Application/Contract for Mortgage Loan dated February 28, 2002 and accepted by Lender on April 4, 2002 and any subsequent amendments thereto (hereinafter referred to as the "Contract"), executed by and between Borrower and Lender, are incorporated herein by reference. All terms, covenants, conditions and agreements of the Contract not expressly set forth in this Mortgage, the Note, the Assignment and any of the other Loan Documents additionally securing the Note shall survive the execution and delivery hereof, and remain in full force and effect. In the event any conflict exists between the terms, covenants, conditions and agreements of the Contract and the Loan Documents, the terms, covenants, conditions and agreements of the Loan Documents shall prevail.

         40. Successors and Assigns; Terminology. The provisions hereof shall be binding upon Borrower, and the heirs, personal representatives, trustees, successors and assigns of Borrower, and shall inure to the benefit of Lender, its successors and assigns. Where more than one (1) Borrower is named herein, the obligations and liabilities of said Borrower shall be joint and several.

         Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein: (i) the word "Borrower" shall mean Borrower and/or any subsequent owner or owners of the Property; (ii) the word "Lender" shall mean Lender or any subsequent holder or holders of this Mortgage; (iii) the word "Note" shall mean the Note(s) secured by this Mortgage; and (iv) the word "person" shall mean an individual, trustee, trust, corporation, partnership, limited liability corporation, limited liability partnership, joint venture or unincorporated association. As used herein, the phrase "Reasonable Attorneys' Fees" shall mean fees charged by attorneys selected by Lender based upon such attorneys' then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State of Florida.

         41. Notices. All notices, reports, requests or other written instruments required or permitted hereunder, shall be in writing, signed by the party giving or making the same, and shall be sent hand-delivered, effective upon receipt, sent by United States Express Mail or by a nationally recognized overnight courier, effective upon receipt, or sent by United States registered or certified mail, postage prepaid, with return receipt requested, deemed effective on the earlier of the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, addressed to the party intended to receive the same at the address set forth below or at such other address as shall be given in writing by any party to another (herein referred to as "Written Notice"):

                  If to Borrower: RAMCO-GERSHENSON PROPERTIES, L.P.
                                  27600 Northwestern Highway, Suite 200
                                  Southfield, Michigan 48034
                                  Attention:  Chief Financial Officer

                  If to Lender:   NATIONWIDE LIFE INSURANCE COMPANY
                                  One Nationwide Plaza
                                  Columbus, Ohio 43215-2220
                                  Attention:  Real Estate Investment Department

         42. Governing Law; Severability. This Mortgage is to be governed by and construed in accordance with the laws of the State of Florida, and if controlling, by the laws of the United States. If any clauses or provisions herein contained shall operate or would prospectively operate to invalidate this Mortgage, then such clauses or provisions only shall be held for naught, as though not herein contained, and the remainder of this Mortgage shall remain operative and in full force and effect.

         43. Rights of Lender Cumulative. The rights of Lender arising under the terms, covenants, conditions and agreements contained in this Mortgage shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions, anything herein or otherwise to the contrary notwithstanding. If the Borrower hereunder is comprised of more than one (1) person or entity, then the liability of each such person and entity hereunder shall be joint and several.

         44. Modifications. This Mortgage cannot be changed, altered, amended or modified except by an agreement in writing and in recordable form, executed by both Borrower and Lender.

         45. Exculpation. Notwithstanding anything contained herein to the contrary, the liability of Borrower is subject to the limited recourse provisions contained in the Exculpation section of the Note, which are incorporated herein and made a part hereof by reference as if fully set forth herein.

         46. Full Recourse. Notwithstanding any provisions in this Mortgage to the contrary, including, without limitation the provisions set forth in the section captioned "Exculpation" hereinabove, Borrower and the general partners of Borrower shall be personally liable, jointly and severally, for the entire Loan secured by this Mortgage (including all principal, interest and other charges) in the event (i) Borrower violates the covenant governing the placing of subordinate financing on the Property as set forth in Paragraph 31 of this Mortgage; (ii) Borrower violates the covenant restricting transfers of interest in the Property or transfers of ownership interests in Borrower as set forth in Paragraph 30 of this Mortgage; or (iii) there is filed against Borrower or any guarantor or indemnitor of the Loan, a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law, proceedings for Borrower's relief, or for the compromise, extension, arrangement or adjustment of Borrower's obligations which becomes a final nonappealable judgment or if Borrower voluntarily files a petition in bankruptcy or initiates a similar action.

         47. Captions. The captions set forth at the beginning of the various paragraphs of this Mortgage are for convenience only, and shall not be used to interpret or construe the provisions of this Mortgage.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, Borrower has caused this Mortgage to be executed as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                   RAMCO-GERSHENSON PROPERTIES, L.P.,
                                      a Delaware limited partnership

                                      By:    RAMCO-GERSHENSON PROPERTIES
                                             TRUST, a Maryland real estate
                                             investment trust

                                             By:
                                                --------------------------------
------------------------------
Name:                                        Name:
    --------------------------                    ------------------------------
                                             Its:
------------------------------                   -------------------------------
Name:                                               (CORPORATE SEAL)
    --------------------------


STATE OF
        ----------------
COUNTY OF
         ---------------

         The foregoing instrument was acknowledged before me this day of
April, 2002, by        , as           of RAMCO-GERSHENSON PROPERTIES TRUST, a
Maryland real estate investment trust, general partner of RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership on behalf of the limited
partnership. He/she is personally known to me or has produced              as
identification.


                                                 Notary Public
                                                 Name:
                                                      -------------------------
                                                 Commission No.:
                                                                ---------------
                                                 My Commission Expires:
                                                                       --------
                                                           (SEAL)

                                    Exhibit A

                                Legal Description

                             Borrower Name:    Ramco-Gershenson Properties, L.P.
                             Project Name:     Sunshine Plaza Shopping Center

                                      NOTE

$13,000,000.00                                                  Orlando, Florida
                                                               April _____, 2002

         FOR VALUE RECEIVED, THE UNDERSIGNED, RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Borrower") whose Federal Tax Identification Number is 38-3212115 promises to pay to the order of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns ("Lender"), the principal sum of THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00), together with interest on the principal balance of this Note (the "Note"), from time to time remaining unpaid, from the date of disbursement by Lender at the applicable interest rate hereinafter set forth together with all other sums due hereunder or under the terms of the Mortgage (as hereinafter defined) in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of such payment the ("Loan"). Both principal and interest and all other sums due hereunder shall be payable at the office of Lender at One Nationwide Plaza, Columbus, Ohio 43215-2220, Attention: Real Estate Investment Department, or at such other place either within or without the State of Ohio as Lender may from time to time designate. Said principal and interest shall be paid over a term, at the times, and in the manner set forth below, to wit:

Payment Provision:

         (A) Interest accrued on the unpaid principal balance of this Note, from the date of disbursement hereof through April 30, 2002 at the rate of Seven and Thirty-Five One Hundreths percent (7.35%) per annum, shall be due and payable on the disbursement date of the Loan;


         (B) Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note at the rate of Seven and Thirty-Five One Hundreths percent (7.35%) per annum, shall be due and payable in One Hundred Nineteen (119) consecutive monthly installments commencing on June 1, 2002 and continuing on the first day of each calendar month thereafter, with each such installment to be in the sum of Ninety-Four Thousand Eight Hundred Four and 06/100 Dollars ($94,804.06), without deduction or set-off.

Maturity:

         The unpaid principal balance of this Note and all accrued unpaid interest thereon, (if not sooner paid), shall be due and payable in full on May 1, 2012 (the "Maturity Date").

Application of Payments:

         All payments shall be applied first to any late payment or other such charges as provided in this Note or in the Mortgage, then to accrued unpaid interest on this Note, and the balance, if any, shall be applied to the reduction of the outstanding principal balance of this Note. Interest due hereunder shall be calculated on the basis of a three hundred sixty (360)-day year (composed of twelve (12) thirty (30)-day months) except the payment due under payment provision (A) above which shall be calculated on the actual number of days; provided however, in no event shall the rate of interest payable under the terms of this Note exceed the maximum rate of interest permitted under applicable law.

Late Payment Charge:

         Prior to the acceleration of this Note, the Lender may collect a late payment charge in an amount equal to five percent (5%) of any full monthly installment not received by the due date. Such late payment charge shall constitute liquidated damages for the purpose of covering the extra expenses involved in handling delinquent installments.

Prepayment:

         (A) Except as hereinafter provided, Borrower shall not have the right to prepay all or any part of the Loan at any time. Borrower shall have the right to prepay in full, but not in part, the Loan evidenced by this Note, provided that, as conditions precedent, Borrower: (i) gives Lender not less than thirty
(30) days' prior Written Notice (as defined in the Mortgage) of Borrower's intention to so prepay this Note; and (ii) pays to Lender the Prepayment Premium (as hereinafter defined), if any, then due and payable to Lender as hereinafter provided. As used herein, the term "Prepayment Premium" shall mean a sum equal to the greater of either: (i) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment; or (ii) an amount equal to the sum of (a) the present value of the scheduled monthly payments due under this Note from the date of prepayment to the Maturity Date, and (b) the present value of the amount of principal and interest due under this Note on the Maturity Date (assuming all scheduled monthly payments due prior to the Maturity Date were made when due), minus (c) the outstanding principal balance of this Note as of the date of prepayment. The present values described in (a) and (b) shall be computed on a monthly basis as of the date of prepayment discounted at the yield-to-maturity of the U. S. Treasury Note or Bond closest in maturity to the Maturity Date of this Note as reported in The Wall Street Journal (or, if The Wall Street Journal is no longer published, as reported in such other daily financial publication of national circulation which shall be designated by Lender) on the fifth (5th) business day preceding the date of prepayment. Borrower shall be obligated to prepay this Note on the date set forth in the notice to Lender required hereinabove, after such notice has been delivered to Lender. Notwithstanding the foregoing or any other provision herein to the contrary, if Lender elects to apply insurance proceeds, condemnation awards or any escrowed amounts, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the

Mortgage, no Prepayment Premium shall be due or payable as a result of such application, and the monthly installments due and payable hereunder shall be reduced accordingly.

         (B) In the event the Maturity Date of the Loan evidenced by this Note is accelerated by Lender at any time due to a default by Borrower in the payment of principal and/or interest due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Mortgage or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding principal balance of this Note together with all accrued unpaid interest hereon made by Borrower or by anyone on behalf of Borrower, at any time prior to, at or as a result of, a foreclosure sale or sale pursuant to power of sale, shall constitute a voluntary prepayment hereunder prior to the contracted Maturity Date of this Note thus requiring the payment to Lender of a Prepayment Premium equal to the applicable Prepayment Premium as set forth in paragraph (A.) above; provided, however, that in the event such Prepayment Premium is construed to be interest under the laws of the State of Florida in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

         (C) Notwithstanding anything contained herein to the contrary, during the one hundred twenty (120) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in full, but not in part, at par, without incurring a Prepayment Premium.

Additional Conditions:

         This Note is secured by a Mortgage and Security Agreement (the "Mortgage") and by an Assignment of Leases, Rents and Profits (the "Assignment") of even date herewith encumbering certain real property located in Broward County, State of Florida and certain other property, all as more particularly described in the Mortgage (the "Property"). The Mortgage and the Assignment contain terms and provisions which provide grounds for acceleration of the Loan evidenced by this Note together with additional remedies in the event of default hereunder or thereunder. Failure on the part of Lender to exercise any right granted herein or in the aforesaid Mortgage or the Assignment shall not constitute a waiver of such right, or preclude Lender's subsequent exercise and enforcement thereof. This Note, the Mortgage, the Assignment and all other documents and instruments executed as further evidence of, as additional security for, or executed in connection with, the Loan evidenced by this Note are hereinafter collectively referred to as the "Loan Documents."

         Except as otherwise provided herein, all parties to this Note, including endorsers, sureties and guarantors, hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of demand, notice of nonpayment, notice of dishonor, notice of intent to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, and any and all other notices and demands whatsoever, and agree to remain bound hereby until the principal and interest and all other obligations arising under this Note are paid in full, notwithstanding any extensions of time for payment which may be granted by Lender, even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal rights available to Lender pursuant to the terms and conditions of this Note.

         If the obligations evidenced by this Note, or any part hereof, are placed in the hands of an attorney or other person for collection, whether by suit or otherwise, at any time, or from time to time, Borrower shall be liable to Lender, in each instance, for all costs and expenses incurred in connection therewith, including, without limitation, Reasonable Attorneys' Fees (as hereinafter defined).

Default:

         If Borrower defaults in the payment of principal, interest and/or any other obligations arising under this Note as stipulated herein or under any of the other Loan Documents, or if Borrower defaults in the performance of any of the other terms, covenants and conditions contained herein or in any of the other Loan Documents, then in any or all of such events, at the option of Lender, the entire outstanding principal balance of this Note, together with all accrued unpaid interest thereon and all other obligations arising under this Note or any of the other Loan Documents, may be accelerated by Lender and may become and be immediately due and payable then or thereafter as Lender may elect, regardless of the Maturity Date hereof. All such amounts shall bear interest after maturity, by acceleration or otherwise, at the lesser of either:
(i) the highest rate of interest then allowed by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable interest rate of this Note plus five hundred (500) basis points.

         During the existence of any default, Lender may apply any sums received, including but not limited to, insurance proceeds or condemnation awards, to any amount then due and owing hereunder or under the terms of any of the other Loan Documents as Lender may determine. Neither the right nor the exercise of the right herein granted unto Lender to apply such proceeds as aforesaid shall serve to cure the default or preclude Lender from exercising its option to cause the entire Loan evidenced by this Note to become immediately due and payable by reason of Borrower's default under the terms of this Note or any of the other Loan Documents.

         Notwithstanding any provisions herein to the contrary, Lender's right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby shall be conditioned upon: (A) with respect to any Monetary Default (as hereinafter defined), Lender giving Borrower written notice of such Monetary Default and a five (5) day period after the date a payment is due within which to cure such Monetary Default, provided however that such opportunity to cure a Monetary Default shall be limited to once per loan year for the term of the loan and does not waive Lender's right to any late payment charges; and (B) with respect to Non-Monetary Default (as hereinafter defined), Lender giving Borrower written notice of such Non-Monetary Default and a thirty (30) day period, after the date of such notice, within which to cure such Non-Monetary Default, unless such Non-Monetary Default cannot reasonably be cured within said thirty (30) day time period, in which event Borrower shall have an extended period of time to complete such cure, provided that action to cure such Non-Monetary Default has commenced within said thirty (30) day period and Borrower is, in Lender's sole judgment, not materially diminishing or impairing the value of the Property, and is diligently pursuing a cure to completion, but in no event longer than ninety
(90) days. Any notice required hereunder shall be given as provided in the Mortgage. Except as provided hereinabove, Lender shall have no obligation to give Borrower notice of, or any period to cure, any Monetary Default (as hereinafter defined) or any Incurable Default (as hereinafter defined) prior to exercising its right, power and privilege to accelerate the maturity of the Loan evidenced hereby and to declare the same to be immediately due and payable and exercise all other rights and remedies herein granted or otherwise available to Lender at law or in equity. As used herein, the term "Monetary Default" shall mean any default of a specific payment obligation under the Loan Documents which can be cured by the payment of money, including, but not limited to, the payment of principal and interest due under this Note and the payment of taxes, assessments and insurance premiums when due as provided in the Mortgage. As used herein, the term "Non-Monetary Default" shall mean any default which is not a Monetary Default or an Incurable Default. As used herein, the term "Incurable Default" shall mean either: (i) any voluntary or involuntary sale, assignment, mortgaging or transfer of the Property or ownership interests in Borrower in violation of the covenants of the Mortgage; or (ii) if Borrower, or any person or entity comprising Borrower, should make an assignment for the benefit of creditors, become insolvent, or file (or have filed against it) a petition in bankruptcy (including but not limited to, a petition seeking a rearrangement or reorganization) which is not dismissed within sixty (60) days after the filing of same.

         Notwithstanding any provision of this Note to the contrary, during any period of default and regardless of any cure period applicable to such default, in each instance under this Note, the Mortgage or any of the other Loan Documents in which either: (i) Borrower is permitted to take a material action without Lender's consent; or (ii) Lender's consent is to be exercised reasonably, Lender's consent shall be required and shall be granted or withheld in Lender's sole and absolute discretion.

Savings Clause; Severability:

         Notwithstanding any provisions herein, in the Mortgage or in the other Loan Documents to the contrary, the total liability for payments in the nature of interest including but not limited to Prepayment Premiums, default interest and late payment charges, shall not exceed the maximum allowable charges of interest imposed by applicable laws. Lender shall not be entitled to receive, collect or apply, as interest on the Loan evidenced by this Note, any amount in excess of the maximum allowable rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event Lender ever receives, collects or applies, as interest any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the Loan evidenced by this Note. If the unpaid principal balance of such Loan has been paid in full, any remaining excess shall be forthwith paid to Borrower.

         If any clauses or provisions herein contained operate or would prospectively operate to invalidate this Note, then such clauses or provisions only shall be held for naught, as though not herein contained and the remainder of this Note shall remain operative and in full force and effect.

Exculpation:

         The liability of Borrower with respect to the payment of principal and interest hereunder shall be "non-recourse", except as provided for under any separate guarantee required in connection with the Loan, and Lender's source of satisfaction of Borrower's obligations under this Note and other Loan Documents shall be limited to the Property and Lender's receipt of the rents, issues and profits from the Property and any other security or collateral now or hereafter held by Lender, and Lender shall not seek to procure payment out of any other assets of Borrower, or any person or entity comprising Borrower, or to seek judgment (except as hereinafter provided) for any sums which are or may be payable under this Note or under any of the other Loan Documents, as well as any claim or judgment (except as hereafter provided) for any deficiency remaining after foreclosure of the Mortgage. Notwithstanding the foregoing, nothing herein contained shall be deemed to be a release or impairment of the Loan evidenced by this Note or the security therefor intended by the other Loan Documents, or be deemed to preclude Lender from exercising its rights to foreclose the Mortgage or to enforce any of its other rights or remedies under the Loan Documents.

         Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to the continued personal liability of Borrower and Borrower's general partner's for all sums due to:

         (1) fraud or intentional material misrepresentation made in or in connection with the Application/Contract for Mortgage Loan dated February 28, 2002, and accepted by Lender on April 4, 2002 and any subsequent amendments thereto, this Note or any of the other Loan Documents;

         (2) the failure to pay taxes which accrue prior to Lender taking control of the Property or to pay assessments or any other governmental impositions, charges for labor, materials or other charges which may create liens on any portion of the Property;

         (3) the misapplication of (i) proceeds of insurance covering any portion of the Property; or (ii) proceeds of the sale, condemnation or transfer in lieu of condemnation of any portion of the Property; or (iii) rentals received by or on behalf of the Borrower subsequent to the date on which Lender makes written demand therefor pursuant to Lender's rights under any of the Loan Documents;

         (4) causing or permitting waste (as hereinafter defined) or causing arson to occur in, on or about the Property and failing to maintain the Property, excepting ordinary wear and tear. As used herein, the term "waste" shall mean any intentional act or intentional neglect of maintenance of the property which causes the value of the property to be materially diminished, but excepting normal wear and tear;

         (5) the failure to return to Lender all unearned advance rentals and security deposits that have been paid by tenants of the Property to the extent that such fees have not been refunded to or forfeited by such tenants;

         (6) the failure to pay any and all tenant improvement allowances owed to tenants leasing space in the Property;

         (7) the failure to pay to Lender any and all fees paid to Borrower by any tenant of the Property which fees permit the tenant to terminate its lease or otherwise abandon or vacate its leased premises. Notwithstanding the foregoing, and provided the Borrower named herein remains the Borrower and the Loan Documents have not been transferred to any subsequent Borrower, the Borrower shall have no liability as it relates to this subparagraph as long as such fees are first used to satisfy operating costs, debt service and any costs associated with obtaining a new tenant in the space (including leasing commissions and tenant improvements) for which such termination fee was paid;

         (8) loss by fire or any other casualty to the extent not compensated by insurance proceeds collected by or remitted to Lender, as a result of Borrower's failure to comply with the insurance provisions of the Mortgage;

         (9) the failure to return to or reimburse Lender for all Fixtures and Personal Property (as defined in the Mortgage) owned by Borrower taken from the Property by or on behalf of Borrower, out of the ordinary course of business, and not replaced by items with values equal to or greater than the values of the Fixtures and Personal Property so removed;

         (10) all court costs and Reasonable Attorneys' Fees (as hereinafter defined) actually incurred by Lender for which Borrower is liable pursuant to the terms of this Note or the terms of any of the other Loan Documents;

         (11) (i) the removal of any chemical, material or substance in excess of legal limits or which is required by any governmental entity, to which exposure is prohibited, limited or regulated by any federal, state, county or local authority, and which may or could pose a hazard to the health and safety of the occupants of the Property (which substances are also further defined in the Mortgage as "Hazardous Materials"), regardless of the source of origination (including sources off the Property which migrate onto the Property or its groundwater); (ii) the restoration of the Property to comply with all governmental regulations pertaining to Hazardous Materials found in, on or under the Property regardless of the source of origination (including sources off the Property which migrate onto the Property or its groundwater); and (iii) any indemnity or other agreement to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs and expenses of any and every kind arising as a result of the existence and/or removal of Hazardous Materials and from the violation of Hazardous Waste Laws (as defined in the Mortgage). Borrower shall not be liable hereunder the Property becomes contaminated subsequent to Lender's acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof, or subsequent to any transfer of ownership of the Property which was approved or authorized in writing by Lender pursuant to the Mortgage, provided that such transferee assumes in writing all obligations of Borrower under the Loan Documents pertaining to Hazardous Materials. Liability under this subparagraph (11) shall extend beyond repayment of the Loan and compliance with the terms of the Note and compliance with the terms of the Mortgage unless Borrower at such time provides Lender with an environmental assessment report acceptable to Lender, in Lender's reasonable discretion, showing the Property to be free of Hazardous Materials and not in violation of Hazardous Waste Laws. The burden of proof under this subparagraph with regard to establishing the date upon which such Hazardous Materials were placed or appeared in, on or under the Property shall be upon Borrower.

        Furthermore, with respect to the Borrower named herein and not to any subsequent Borrower, Borrower shall not be liable if: (i) the Property becomes contaminated after Lender has taken possession of the Property, either through itself, an affiliate or by appointment of a receiver, regardless of whether or not the Property has been conveyed or transferred to Lender; or (ii) due to the wrongful act or omission of Lender or its affiliates or agents. In addition, Borrower shall not be responsible for any additional damages caused by Lender's negligent or wrongful act resulting in the exacerbation of an existing environmental condition from and after the date Lender takes possession of the Property;

         (12) (i) any and all costs incurred in order to cause the Property to comply with the Accessibility Laws (as defined in the Mortgage); and (ii) any indemnity or other agreements to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs or expenses of any kind arising as a result of non-compliance with any applicable Accessibility Laws. Borrower shall not be liable hereunder for compliance with any Accessibility Laws that first become effective, or for any violation of any Accessibility Laws resulting from alterations or improvements to the Property that are performed subsequent to Lender's acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer of ownership of the Property which was approved or authorized in writing by Lender pursuant to the Mortgage, provided that such transferee assumes in writing all obligations of Borrower pertaining to any applicable Accessibility Laws pursuant to the terms of the Loan Documents; and

         (13) failure to remit to Lender any amounts under any letter of credit (or any renewals and/or replacements thereof) supplied by Borrower to Lender in connection with the Loan, the Note or any of the other Loan Documents in the event that the bank issuing such letter of credit becomes insolvent, files or has filed against it any bankruptcy or similar proceeding or is closed (either temporarily or permanently), or placed in receivership, conservatorship or liquidation by the Federal Deposit Insurance Corporation, Resolution Trust Corporation or any other governmental or quasi-governmental entity or otherwise fails or refuses to honor such letter of credit.

         The obligations of Borrower in subparagraphs (1) through (13) above, except as specifically provided in subparagraphs (11) and (12), shall survive the repayment by foreclosure or by Lender's acceptance of a deed in lieu of foreclosure of the Loan evidenced by this Note, and satisfaction of the Mortgage.

Full Recourse:

         Notwithstanding any provisions in this Note to the contrary including without limitation, the provisions set forth in the section captioned "Exculpation" hereinabove, Borrower and the general partners of Borrower shall be personally liable, jointly and severally, for the entire indebtedness evidenced by this Note (including all principal, interest and other charges) in the event (i) Borrower violates the covenant governing the placing of subordinate financing on the Property as set forth in Paragraph 31 of the Mortgage; or (ii) Borrower violates the covenant restricting transfers of interest in the Property or transfers of ownership interests in Borrower as set forth in Paragraph 30 of the Mortgage; or (iii) there is filed against Borrower or any guarantor or indemnitor of the Loan, a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law, proceedings for Borrower's relief, or for the compromise, extension, arrangement or adjustment of Borrower's obligations which becomes a final, nonappealable judgment or if Borrower voluntarily files a petition in bankruptcy or initiates a similar action. .

Waiver of Jury Trial:

         Borrower hereby waives, to the fullest extent permitted by law, any right Borrower may have to trial by jury in any legal action, proceeding or counterclaim, whether in contract, tort or otherwise, relating directly or indirectly to the indebtedness evidenced by this Note, the application or commitment for the Loan evidenced by this Note, the interpretation, construction, validity, enforcement or performance of this Note or any of the other Loan Documents; or any acts or omission of Lender, its officers, employees, directors or agents in connection with any of the foregoing.

Captions:

         The captions set forth at the beginning of the various paragraphs of this Note are for convenience only and shall not be used to interpret or construe the provisions of this Note.

Attorney's Fees:

         As used herein, the phrase "Reasonable Attorneys' Fees" shall mean fees charged by attorneys selected by Lender based upon such attorneys' then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State of Florida.

Applicable Laws:

         The terms and conditions of this Note shall be governed by and construed in accordance with the laws of the state in which the Property is located (excluding such state's conflicts of law provisions), and, if controlling, by the laws of the United States of America.

Modifications:

         This Note may not be amended or modified except by an agreement in writing signed by the party against whom enforcement is sought.

Time of the Essence:

         In connection with the Loan and this Note, time shall be of the essence.

Successors and Assigns:

         The terms, conditions, obligations and liabilities of this Note shall be binding upon Borrower, its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns. If Borrower is comprised of more than one person or entity, then the liability of each such person and entity hereunder shall be joint and several.

Authorization:

         By its signature below, Borrower represents and warrants that the Loan transaction contemplated by this Note, the Contract and any of the other Loan Documents have been properly authorized by Borrower's governing or managing body, and that the person(s) signing on behalf of Borrower has(have) been duly authorized to sign for, and hereto bind, the Borrower.

                       [SIGNATURES BEGIN ON THE NEXT PAGE]

         IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the day and year first above written.

                           RAMCO-GERSHENSON PROPERTIES, L.P.,
                           a Delaware limited partnership

                           By:   RAMCO-GERSHENSON PROPERTIES
                                 TRUST, a Maryland real estate
                                 investment trust

                                 By:
                                    --------------------------
                                 Name:
                                      ------------------------
                                 Its:
                                     -------------------------

                                        (CORPORATE SEAL)

Borrower's Address:
27600 Northwestern Highway, Suite 200
Southfield, Michigan 48034
Borrower's FEI#:  38-3212115